Exhibit 10.1 Published Deal CUSIP Number: 42015SAA1 Published Revolver CUSIP Number: 42015SAB9
CREDIT AGREEMENT
Dated as of May 19, 2026
among
HAWKEYE 360, INC.,
as the Borrower,
THE SUBSIDIARIES OF THE BORROWER PARTY HERETO,
as the Guarantors,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swingline Lender and
L/C Issuer,
and
THE LENDERS PARTY HERETO
BOFA SECURITIES, INC.,
GOLDMAN SACHS LENDING PARTNERS LLC,
MORGAN STANLEY SENIOR FUNDING, INC. and
ROYAL BANK OF CANADA,
as Joint Lead Arrangers
BOFA SECURITIES, INC.,
as Sole Bookrunner

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TABLE OF CONTENTS
Page
Article I DEFINITIONS AND ACCOUNTING TERMS1
1.01Defined Terms.1
1.02Other Interpretive Provisions.33
1.03Accounting Terms.34
1.04Rounding.35
1.05Times of Day.35
1.06Letter of Credit Amounts.35
1.07UCC Terms.35
1.08Calculation of Baskets.36
1.09Rates.36
1.10Limited Condition Acquisitions and Financial Covenants.36
Article II COMMITMENTS AND CREDIT EXTENSIONS37
2.01Loans.37
2.02Borrowings, Conversions and Continuations of Loans.37
2.03Letters of Credit.39
2.04Swingline Loans.47
2.05Prepayments.49
2.06Termination or Reduction of Commitments.51
2.07Repayment of Loans.51
2.08Interest and Default Rate.51
2.09Fees.52
2.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
53
2.11Evidence of Debt.53
2.12Payments Generally; Administrative Agent’s Clawback.54
2.13Sharing of Payments by Lenders.55
2.14Cash Collateral.56
2.15Defaulting Lenders.57
2.16Incremental Facility Loans.59
Article III TAXES, YIELD PROTECTION AND ILLEGALITY61
3.01Taxes.62
3.02Illegality.65
3.03Inability to Determine Rates.66
3.04Increased Costs.68
3.05Compensation for Losses.69
3.06Mitigation Obligations; Replacement of Lenders.69
3.07Survival.70
Article IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS70
4.01Conditions of Initial Credit Extension.70
4.02Conditions to all Credit Extensions.71
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Article V REPRESENTATIONS AND WARRANTIES72
5.01Existence, Qualification and Power.72
5.02Authorization; No Contravention.72
5.03Governmental Authorization; Other Consents.73
5.04Binding Effect.73
5.05Financial Statements; No Material Adverse Effect.73
5.06Litigation.73
5.07No Default.73
5.08Ownership of Property.74
5.09Environmental Compliance.74
5.10Insurance.74
5.11Taxes.74
5.12ERISA Compliance.74
5.13Margin Regulations; Investment Company Act.75
5.14Disclosure.75
5.15Compliance with Laws.76
5.16Solvency.76
5.17Sanctions Concerns and Anti-Corruption Laws.76
5.18Subsidiaries; Loan Parties.76
5.19Collateral Representations.76
5.20Intellectual Property; Licenses, Etc.77
5.21Affected Financial Institutions.77
5.22Covered Entities.77
5.23Beneficial Ownership Certification.77
5.24Debarment.77
Article VI AFFIRMATIVE COVENANTS78
6.01Financial Statements.78
6.02Certificates; Other Information.79
6.03Notices.80
6.04Payment of Taxes.81
6.05Preservation of Existence, Etc.81
6.06Maintenance of Properties.81
6.07Maintenance of Insurance.81
6.08Compliance with Laws.82
6.09Books and Records.82
6.10Inspection Rights.82
6.11Use of Proceeds.82
6.12Covenant to Guarantee Obligations.82
6.13Covenant to Give Security.83
6.14Anti-Corruption Laws; Sanctions.83
6.15Cash Management.83
6.16Further Assurances.83
6.17Assignment of Claims Act.84
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Article VII NEGATIVE COVENANTS84
7.01Liens.84
7.02Indebtedness.87
7.03Investments.88
7.04Fundamental Changes.90
7.05Dispositions.90
7.06Restricted Payments.91
7.07Change in Nature of Business.92
7.08Transactions with Affiliates.92
7.09Burdensome Agreements.92
7.10Use of Proceeds.93
7.11Financial Covenants.93
7.12Amendments of Organization Documents; Fiscal Year; Legal Name, State of
Formation; Form of Entity.93
7.13Sale and Leaseback Transactions.94
7.14Sanctions.94
7.15Anti-Corruption Laws.94
Article VIII EVENTS OF DEFAULT AND REMEDIES94
8.01Events of Default.94
8.02Remedies upon Event of Default.96
8.03Application of Funds.97
Article IX ADMINISTRATIVE AGENT98
9.01Appointment and Authority.98
9.02Rights as a Lender.99
9.03Exculpatory Provisions.99
9.04Reliance by Administrative Agent.100
9.05Delegation of Duties.100
9.06Resignation of Administrative Agent.101
9.07Non-Reliance on Administrative Agent and Other Lenders.102
9.08No Other Duties, Etc.103
9.09Administrative Agent May File Proofs of Claim; Credit Bidding.103
9.10Collateral and Guaranty Matters.104
9.11Secured Cash Management Agreements and Secured Hedge Agreements.105
9.12Certain ERISA Matters.105
9.13Recovery of Erroneous Payments.106
Article X CONTINUING GUARANTY106
10.01Guaranty.106
10.02Rights of Lenders.107
10.03Certain Waivers.107
10.04Obligations Independent.108
10.05Subrogation.108
10.06Termination; Reinstatement.108
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10.07Stay of Acceleration.108
10.08Condition of the Borrower.108
10.09Appointment of the Borrower.109
10.10Right of Contribution.109
10.11Keepwell.109
Article XI MISCELLANEOUS109
11.01Amendments, Etc.109
11.02Notices; Effectiveness; Electronic Communications.111
11.03No Waiver; Cumulative Remedies; Enforcement.113
11.04Expenses; Indemnity; Damage Waiver.114
11.05Payments Set Aside.116
11.06Successors and Assigns.116
11.07Treatment of Certain Information; Confidentiality.120
11.08Right of Setoff.122
11.09Interest Rate Limitation.122
11.10Integration; Effectiveness.123
11.11Survival of Representations and Warranties.123
11.12Severability.123
11.13Replacement of Lenders.123
11.14Governing Law; Jurisdiction; Etc.124
11.15Waiver of Jury Trial.125
11.16Subordination.126
11.17No Advisory or Fiduciary Responsibility.126
11.18Electronic Execution; Electronic Records; Counterparts.126
11.19USA PATRIOT Act Notice.127
11.20Acknowledgement and Consent to Bail-In of Affected Financial
Institutions.128
11.21Acknowledgement Regarding Any Supported QFCs.128
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SCHEDULES
Schedule 1.01Certain Addresses for Notices
Schedule 2.01Initial Commitments and Applicable Percentages
Schedule 5.18Loan Parties; Subsidiaries
Schedule 5.19Intellectual Property
Schedule 7.01Existing Liens
Schedule 7.02Existing Indebtedness
Schedule 7.03Existing Investments
EXHIBITS
Exhibit 1.01Form of Secured Party Designation Notice
Exhibit 2.02Form of Loan Notice
Exhibit 2.04Form of Swingline Loan Notice
Exhibit 2.05Form of Notice of Loan Prepayment
Exhibit 2.11Form of Note
Exhibit 3.01Forms of U.S. Tax Compliance Certificates
Exhibit 6.02Form of Compliance Certificate
Exhibit 6.12Form of Joinder Agreement
Exhibit 11.06-1Form of Assignment and Assumption
Exhibit 11.06-2Form of Administrative Questionnaire
CREDIT AGREEMENT
This CREDIT AGREEMENT is entered into as of May 19, 2026, among HAWKEYE 360, INC., a Delaware corporation (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein)
and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.
PRELIMINARY STATEMENTS:
WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders, the
Swingline Lender and the L/C Issuer make loans and other financial accommodations to the Loan Parties in an aggregate amount of up to $125,000,000.
WHEREAS, the Lenders, the Swingline Lender and the L/C Issuer have agreed to make such loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
Article I
DEFINITIONS AND ACCOUNTING TERMS
1.01Defined Terms.
As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a majority of the Voting Stock or other controlling ownership interest in another
Person (including the purchase of an option, warrant or convertible or similar type of security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person.
“Additional Secured Obligations” means (a) all obligations arising under Secured Cash
Management Agreements and Secured Hedge Agreements, and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the reasonable and documented fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan
Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided, that, Additional Secured Obligations of a Guarantor shall exclude any
Excluded Swap Obligations with respect to such Guarantor.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

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“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit 11.06-2 or any other form approved by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial
Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the
Person specified.
“Aggregate Revolving Commitments” means the Commitments of all the Lenders.  The initial amount of the Aggregate Revolving Commitments in effect on the Closing Date is $125,000,000.
“Agreement” means this Credit Agreement, including all schedules, exhibits and annexes hereto.
“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.
“Applicable Percentage” means with respect to any Lender at any time, (a)  in respect of the
Revolving Facility, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Lender’s Commitment at such time; provided, however, if the Commitments of all of the Lenders to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable
Percentage of each such Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a
Defaulting Lender at the time of determination. The Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to
Section 2.16, as applicable. The Applicable Percentages shall be subject to adjustment as provided in
Section 2.15.
“Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable
Level then in effect (based on the Consolidated Total Net Leverage Ratio), it being understood that the
Applicable Rate for (a) Revolving Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate”, (b) Revolving Loans that are Term SOFR Loans shall be the percentage set forth under the column “Term SOFR & Letter of Credit Fee”, (c) the Letter of Credit Fee shall be the percentage set forth under the column “Term SOFR & Letter of Credit Fee” and (d) the commitment fee shall be the percentage set forth under the column “Commitment Fee”:

Level	Consolidated Total Net Leverage Ratio	Term SOFR & Letter of Credit Fee	Base Rate	Commitment Fee
1	> 2.50:1.0	3.00%	2.00%	0.500%
2	> 2.00:1.0	2.75%	1.75%	0.400%
3	> 1.50:1.0	2.50%	1.50%	0.325%
4	< 1.50:1.0	2.25%	1.25%	0.250%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated
Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, that, if a Compliance
Certificate is not delivered when due in accordance with Section 6.02(a), then, Pricing Level 1 shall apply unless otherwise agreed to by the Required Lenders, in each case as of the first Business Day after the

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date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. In addition, at all times while the Default Rate is in effect, at the request of the Administrative
Agent, the highest rate set forth in each column of the Applicable Rate shall apply.
Notwithstanding anything to the contrary contained in this definition, (a) the determination of the
Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (b) the initial
Applicable Rate shall be set at Pricing Level 4 until the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the first fiscal quarter to occur following the Closing Date to the Administrative Agent. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an
Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means (i) BofA Securities, Inc., Goldman Sachs Lending Partners LLC, Morgan
Stanley Senior Funding, Inc. and Royal Bank of Canada in their capacities as joint lead arrangers and (ii)
BofA Securities, Inc. in its capacity as sole bookrunner.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.06-1 or any other form
(including an electronic documentation form generated by use of an electronic platform) approved by the
Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any
Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease,
(c) all Synthetic Debt of such Person and (d) in respect of any Securitization Transaction, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment.
“Audited Financial Statements” means the audited Consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2025, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of the Borrower and its
Subsidiaries, including the notes thereto.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b).
“Auto-Reinstatement Letter of Credit” has the meaning specified in Section 2.03(b).
“Availability Period” means the period from and including the Closing Date to the earliest of
(a) the Maturity Date, (b) the date of termination of the Commitments pursuant to Section 2.06, and
(c) the date of termination of the Commitments of each Lender to make Loans and of the obligation of the
L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing
Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European
Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United

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Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of
(a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus one percent (1.00%), subject to the interest rate floors set forth therein; provided, that, if the Base
Rate shall be less than 1.00%, such rate shall be deemed 1.00% for purposes of this Agreement.  The
“prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning set forth in Section 6.02.
“Borrowing” means (a) a borrowing consisting of simultaneous Revolving Loans of the same
Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the applicable Lenders pursuant to Section 2.01 and (b) a borrowing of Swingline Loans.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the
Administrative Agent’s Office is located.
“Capitalized Lease” means any lease that has been or is required to be, in accordance with
GAAP, recorded, classified and accounted for as a capitalized lease or financing lease.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or the Lenders, as Collateral for L/C Obligations or
obligations of the Lenders to fund participations in respect of L/C Obligations, (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the applicable L/C Issuer, and/or (c) if the Administrative Agent and the
applicable L/C Issuer shall agree, in their sole discretion, other credit support, in each case, in Dollars and

14792722v7
pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C
Issuer.
“Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support.
“Cash Equivalents” means any of the following, to the extent owned by the Borrower or any of its
Subsidiaries:
(a)readily marketable obligations issued or directly and fully guaranteed or insured by the
United States or any agency or instrumentality thereof having maturities of not more than three hundred sixty (360) days from the date of acquisition thereof; provided, that, the full faith and credit of the United
States is pledged in support thereof;
(b)time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition, and (iii) has combined capital and surplus of at least
$1,000,000,000, in each case with maturities of not more than one hundred eighty (180) days from the date of acquisition thereof;
(c)commercial paper issued by any Person organized under the laws of any state of the
United States and rated at least “Prime–1” (or the then equivalent grade) by Moody’s or at least “A–1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one hundred eighty
(180) days from the date of acquisition thereof;
(d)marketable short-term money market and similar funds (including such funds investing a portion of their assets in municipal securities) having a rating of at least “Prime-2” (or the then equivalent grade) by Moody’s or at least “A-2” (or the then equivalent grade) by S&P;
(e)repurchase obligations with a term of not more than thirty (30) days for underlying
Investments of the types described in clauses (a) and (b) above and entered into with any financial institution meeting the qualifications specified in clause (b) above; and
(f)investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a) through (e) of this definition.
“Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.
“Cash Management Bank” means any Person in its capacity as a party to a Cash Management
Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party or any
Subsidiary, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party or any Subsidiary, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the
Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an
Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the
Administrative Agent prior to such date of determination.

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“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code in which the Borrower or any Loan Party is a United States shareholder within the meaning of Section
951(b) of the Code.
“Change in Law” means the occurrence, after the Closing Date, of any of the following, (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any
Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive
(whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and
all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for
International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented.
“Change of Control” means (a) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time
(such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the
Borrower entitled to vote for members of the board of directors or equivalent governing body of the
Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or
“group” has the right to acquire pursuant to any option right); or
(b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i)
who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was nominated, appointed or approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was nominated, appointed or approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
“Closing Date” means May 19, 2026.
“CME” means CME Group Benchmark Administration Limited.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means all property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.  For the sake of clarity, “Collateral” does not include any Excluded Property.
“Collateral Documents” means, collectively, the Security Agreement, each Joinder Agreement, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.13, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.
“Commitment” means, as to each Lender, its obligation to (a) make Revolving Loans to the
Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to

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exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption
“Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such
Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  Commitments shall include any Incremental Revolving Commitments.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Compliance Certificate” means a certificate substantially in the form of Exhibit 6.02.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S.
Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated” means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.
“Consolidated EBITDA” means, for any period, the sum of the following determined on a
Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP:
(a) Consolidated Net Income for the most recently completed Measurement Period; plus (b) the sum of the following, without duplication, to the extent deducted in calculating such Consolidated Net Income
(other than with respect to clause (vii) below) for such period: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) non-cash charges and losses (including non-cash charges for stock compensation expenses)
other than any such non-cash charges or losses to the extent (A) there were cash charges with respect to such charges and losses in past accounting periods, or (B) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods, (v) costs, expenses and fees incurred in connection (A) the Borrower’s initial public offering and (B) with the execution and delivery of the Loan Documents on the Closing Date or thereafter, or any amendment, restatement, supplement, consent or modification thereof (in each case, whether or not consummated), (vi) any premiums, fees, expenses or charges related to any issuance or sale or registration of Equity Interests,
Investment, Acquisition, Disposition, or the incurrence or repayment or amendment of Indebtedness, in each case, permitted to be incurred or effected hereunder (including a refinancing thereof) (in all cases under this clause (vi), whether or not such transaction is consummated), (vii) pro forma “run-rate” cost savings, operating expense reductions, other operating improvements and initiatives and cost synergies that are quantifiable, factually supportable and identifiable (in the good faith determination of the
Borrower, as certified by a financial officer of the Borrower) and expected by the Borrower in good faith to result from actions taken or expected in good faith to be taken within 18 months of a Permitted
Acquisition (which, subject to the paragraph below, will be added to Consolidated EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost synergies, cost

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savings, operating expense reductions, other operating improvements and initiatives had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions, and (viii) non-recurring or one-time cash charges, costs and expenses, including those associated with signing, retention and completion bonuses, severance, relocation expenses, recruiting expenses, costs and expenses incurred in connection with any strategic or new initiatives, transition costs, consolidation, integration and closing costs for facilities, information technology infrastructure and legal entities, business optimization expenses and new systems design and implementation costs; provided, that the aggregate amount added back pursuant to clauses (vii) and (viii) for any period shall not exceed 20% of
Consolidated EBITDA (calculated prior to giving effect to such addbacks) for such period; minus (c)
without duplication and to the extent reflected as a gain or otherwise included in the calculation of
Consolidated Net Income for such period, non-cash gains (excluding any such non-cash gains to the extent (A) there were cash gains with respect to such gains in past accounting periods, or (B) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods).
“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of: (a) the outstanding principal amount of all obligations for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount available to be drawn under issued and outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) all obligations in respect of the deferred purchase price of property or services (including purchase money Indebtedness but excluding (i) trade accounts payable and accrued expenses payable in the ordinary course of business, (ii)
purchase price holdbacks in respect of the portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller or to satisfy any liabilities, (iii) any earn-out obligation except to the extent such obligation remains due and unpaid for three (3) or more Business
Days, (iv) purchase price and working capital adjustments (other than earn-outs or similar deferred consideration described above in clause (iii)) and (v) accruals for payroll, benefits and other liabilities accrued in the ordinary course of business); (d) all Attributable Indebtedness; (e) all obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity
Interests; (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary; and (g)
all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture
(other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-
recourse to the Borrower or such Subsidiary.
“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money
(including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under any Capitalized Lease that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a
Consolidated basis for such Measurement Period.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a)
Consolidated EBITDA for the most recently completed Measurement Period to (b) Consolidated Interest
Charges for such Measurement Period.
“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the
Borrower and its Subsidiaries on a Consolidated basis for the most recently completed Measurement
Period; provided, that, Consolidated Net Income shall exclude (a) unusual and infrequent gains and unusual and infrequent losses for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its
Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such
Measurement Period, except that the Borrower’s equity in any net loss of any such Subsidiary for such
Measurement Period shall be included in determining Consolidated Net Income, and (c) any income (or

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loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the
Borrower’s equity in the net income of any such Person for such Measurement Period shall be included in
Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) of this proviso).
“Consolidated Revenue” means, as of the date of any determination thereof, revenue of the
Borrower and its Subsidiaries calculated in accordance with GAAP on a Consolidated basis for the most recent Measurement Period ending as of such date.
“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the
Borrower and its Subsidiaries calculated in accordance with GAAP on a Consolidated basis as of such date.
“Consolidated Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a)
Consolidated Funded Indebtedness as of such date minus an amount equal to the lesser of (i) the greater of (x) $30,000,000 and (y) fifty percent (50%) of Consolidated EBITDA as of the most recent
Measurement Period and (ii) unrestricted and unencumbered cash and Cash Equivalents of the Loan
Parties maintained in the United States as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such
Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by the Borrower or any of its Subsidiaries if the Borrower or any such Subsidiary possesses, directly or indirectly, power to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning set forth in Section 11.21.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit
Extension.
“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto, and (b) with respect

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to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate, plus the Applicable Rate for Revolving Loans that are Base Rate Loans, plus two percent (2%), in each case, to the fullest extent permitted by Applicable Law.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding
(each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the
Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swingline
Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three
(3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or
(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity
Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the
Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through
(d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swingline Lender and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of comprehensive economic Sanctions.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or Subsidiary (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Disqualified Equity Interest” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for
Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior

14792722v7
repayment in full of the Loans and all other Obligations that are accrued and payable in termination of the
Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash (except to the extent such payments can be converted to being payable in kind or the failure of which to pay would not constitute a default or breach under the documentation governing such
Equity Interests), or (d) is or becomes convertible into or exchangeable for Indebtedness or any other
Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest applicable Maturity Date; provided that (i) if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any of its respective Subsidiaries or by any such plan to such employees as in effect on the date of the issuance of such Equity Interest, such Equity
Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (ii) compensatory equity awards in which shares are withheld (redeemed) upon vesting or exercise to pay applicable withholding taxes or, the case of an option, the exercise price of the option, in each case, shall not constitute
Disqualified Equity Interests.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United
States, any state thereof or the District of Columbia, other than a FSHCO or a Subsidiary of a CFC.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any
EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland,
Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority, or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under
Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).
“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna.
“Environmental Laws” means all applicable Laws relating to pollution or the protection of the
Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of
Release of Hazardous Materials, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous
Materials, (d) Release or threatened Release of any Hazardous Materials into the Environment, or (e) any contract, agreement or other consensual arrangement to the extent liability is assumed or imposed with respect to any of the foregoing.

14792722v7
“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person, all of the securities convertible into or exchangeable for shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares, interests, rights, participations or other equivalents (however designated) (or such other interests or units), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m)
and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan or Multiemployer Plan amendment as a termination, under Section 4041 or
4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) during any time that a Pension Plan exists, any event or condition which, under Section 4042 of ERISA, would be reasonably likely to result in the termination of, or the appointment of a trustee to administer, any
Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections
303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for
PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding
Rules in respect of a Pension Plan or Multiemployer Plan, whether or not waived, or the failure by the
Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the
Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 8.01.
“Excluded Accounts” means (a) payroll and other employee wage or benefit accounts, (b) tax accounts, including, without limitation, sales tax accounts, (c) accounts used as escrow, fiduciary and trust accounts, (d) zero balance accounts, (e) cash collateral accounts constituting Permitted Liens and (f)
other accounts containing funds not in excess of an average of $500,000 in the aggregate over any trailing thirty (30) day period.
“Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property, (b) unless requested by the Administrative Agent, any Intellectual Property for which a perfected Lien thereon is not effected either by filing of a UCC financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent
and Trademark Office, (c) any personal property (other than personal property described in clause (b)
above) for which the attachment or perfection of a Lien thereon is not governed by the UCC, (d) the
Equity Interests of any Foreign Subsidiary to the extent constituting more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each FSHCO and each Foreign Subsidiary directly owned by any Loan Party, (e) margin stock, (f) any property which, subject to the terms of Section 7.02(c), is subject to a Lien of the type described in

14792722v7
Section 7.01(i) pursuant to documents that prohibit such Loan Party from granting any other Liens in such property or would create a right of termination in favor of any other party thereto (other than any Loan
Party), (g) any lease, license or other agreement or property (including Intellectual Property) to the extent that the terms of such lease, license or other agreement or any agreement binding on such property prohibit the assignment of, or granting a security interest in, such lease, license or other agreement or property subject to such agreement, or would create a right of termination in favor of any other party thereto (other than any Loan Party), in each case to the extent not rendered unenforceable pursuant to the
UCC or other Applicable Law and so long as the applicable provision giving rise to such violation or invalidity or such right of termination was not incurred in anticipation of entering into this Agreement, (h)
any property to the extent that a pledge thereof or a grant of a security interest therein would be prohibited by Applicable Law or agreements with any Governmental Authority or would require governmental
(including regulatory) consent, approval, license or authorization (after giving effect to the applicable anti-assignment provisions of the UCC) unless such consent, approval, license or authorization has been obtained after the Borrower shall have used commercially reasonable efforts to obtain any such consent, approval, license or authorization or unless such prohibition or requirement is rendered unenforceable pursuant to applicable provisions of the UCC or other Applicable Law, (i) letter-of-credit rights and commercial tort claims, in each case, to the extent having a value, individually or in the aggregate, less than $1,000,000 (except to the extent a security interest therein can be perfected by the filing of a UCC financing statement), (j) any United States intent-to-use application for registration of a trademark, prior to the filing and acceptance of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or any registration that issues therefrom under applicable federal Law, (k) any property or assets to the extent that the creation or perfection of pledges of, or security interests in, such property or assets would result in adverse tax consequences (other than de minimis tax consequences) for the Borrower and its Subsidiaries as reasonably determined by the Borrower in consultation with the Administrative Agent, (l) Excluded
Accounts and (m) those assets as to which the Administrative Agent and the Borrower reasonably agree that the cost of obtaining a security interest therein are excessive in relation to the benefit to the Secured
Parties of the security to be afforded thereby.
“Excluded Subsidiary” means any (a) Immaterial Subsidiary; (b) any subsidiary that is prohibited by Applicable Law, regulation or Contractual Obligation existing on the Closing Date (or in the case of any newly acquired Subsidiary, at the time of acquisition of such Subsidiary, so long as such Contractual
Obligation is not entered into in contemplation thereof) from Guaranteeing the Obligations or that such
Guarantee would require consent, approval, license or authorization from a Governmental Authority in order to provide such Guarantee (unless such consent, approval, license or authorization has been obtained; provided, it being understood and agreed that there is no obligation to procure any such consent, approval, license or authorization); (c) any Subsidiary the burden or cost of providing a Guarantee of the
Obligations outweighs the benefits afforded thereby as reasonably determined by the Administrative
Agent and the Borrower, (d) any Foreign Subsidiary; and (e) any other Subsidiary (including, without limitation, any CFC and any Subsidiary of a CFC) to the extent that providing such a Guarantee would result in adverse tax consequences (other than de minimis tax consequences) for the Borrower and its
Subsidiaries as reasonably determined by the Borrower, in consultation with the Administrative Agent.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the
Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading
Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act
(determined after giving effect to Section 10.11 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other
Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap
Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

14792722v7
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,
(i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S.
federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which
(i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Sections 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any withholding Taxes imposed pursuant to FATCA.
“Export Controls” means the Arms Export Control Act and the International Traffic in Arms
Regulations administered by the Directorate of Defense Trade Controls of the U.S. Department of State,
the Export Control Reform Act of 2018 and Export Administration Regulations administered by the
Bureau of Industry and Security of the U.S. Department of Commerce, and any other U.S. or non-U.S.
laws and regulations related to export controls and applicable to the Borrower.
“Facility Termination Date” means the date as of which all of the following shall have occurred:
(a) all Commitments have terminated, (b) all Obligations have been paid in full (other than (A) contingent indemnification obligations not yet accrued and payable and (B) obligations and liabilities under Secured
Cash Management Agreements and Secured Hedge Agreements as to which arrangements reasonably satisfactory to the Administrative Agent shall have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit that have been Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting
Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve
Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of
New York as the federal funds effective rate; provided, that, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Fee Letter” means the letter agreement, dated April 24, 2026, between the Borrower, the
Administrative Agent and BofA Securities, Inc.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

14792722v7
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C
Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/
C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other
Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline
Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.
“FSHCO” means a Subsidiary that has no material assets other than the Equity Interests or the
Equity Interests and Indebtedness of one or more Foreign Subsidiaries that are CFCs or a FSHCO.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American
Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting
Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to
Section 1.03.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another
Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof
(in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person
(or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guaranteed Obligations” has the meaning set forth in Section 10.01.
“Guarantors” means, collectively, (a) the Subsidiaries of the Borrower as are or may from time to time become parties to this Agreement pursuant to Section 6.12 and (b) with respect to Additional
Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a

14792722v7
Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, the Borrower.
“Guaranty” means, collectively, the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, together with each other guaranty delivered pursuant to Section 6.12.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.
“Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a
Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Articles VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such
Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement; provided, further, that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent)
must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.
“Immaterial Subsidiary” means, as of any date of determination, any Subsidiary of the Borrower that (a) generated 5% or less of the Consolidated Revenue of the Borrower and its Subsidiaries for the
most recently ended Measurement Period or (b) holds less than 5% of the Consolidated Total Assets of the Borrower and its Subsidiaries as of the last date of the most recently ended Measurement Period, in each case, excluding any intercompany items; provided that if, following the delivery of a Compliance
Certificate in accordance with Section 6.02(a), the Immaterial Subsidiaries, in the aggregate, generated more than 10% of the Consolidated Revenue of the Borrower and its Subsidiaries for the Measurement
Period for which such Compliance Certificate has been delivered or held more than 10% of the
Consolidated Total Assets of the Borrower and its Subsidiaries as of the last date of such Measurement
Period, then the Borrower shall, within 30 days of such time (or such longer period agreed to by the
Administrative Agent in its sole discretion), (i) designate in writing to the Administrative Agent that one or more of such Subsidiaries is no longer an Immaterial Subsidiary to the extent required such that the foregoing condition ceases to be true and (ii) comply with the terms and conditions set forth in Section
6.12 with respect to such Subsidiaries no longer constituting Immaterial Subsidiaries.  Notwithstanding anything to the contrary set forth herein, in no event shall the Borrower constitute an Immaterial
Subsidiary.
“Incremental Facility Amendment” has the meaning specified in Section 2.16.
“Incremental Facility Loans” has the meaning specified in Section 2.16.
“Incremental Request” has the meaning specified in Section 2.16.
“Incremental Revolving Commitments” has the meaning specified in Section 2.16.
“Incremental Revolving Loans” has the meaning specified in Section 2.16.
“Incremental Term Facility” has the meaning specified in Section 2.16.
“Incremental Term Loans” has the meaning specified in Section 2.16.

14792722v7
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(g)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(h)all direct or contingent obligations of such Person arising under letters of credit
(including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(i)net obligations of such Person under any Swap Contract;
(j)all obligations of such Person to pay the deferred purchase price of property or services
(including purchase money Indebtedness but excluding (i) trade accounts payable and accrued expenses payable in the ordinary course of business, (ii) purchase price holdbacks in respect of the portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller or to satisfy any liabilities, (iii) purchase price and working capital adjustments (other than earn-outs or similar deferred consideration) and (iv) accruals for payroll, benefits and other liabilities accrued in the ordinary course of business);
(k)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(l)all Attributable Indebtedness of such Person;
(m)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity Interest; and
(n)all Guarantees of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  For purposes of clause (e), the amount of Indebtedness of any Person that is non-recourse to such Person shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning specified in Section 11.04(b).
“Information” has the meaning specified in Section 11.07.
“Intellectual Property” means all rights, priorities and privileges in or to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, patents, trademarks, service marks, trade names, technology, know-how, trade secrets and processes, all registrations and applications for registration of any of the foregoing, and all goodwill associated therewith.
“Intercompany Debt” has the meaning specified in Section 7.02(d).

14792722v7
“Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest
Period applicable to such Loan and the Maturity Date; provided, that if any Interest Period for a Term
SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan
or Swingline Loan, the last Business Day of each of March, June, September and December and the
Maturity Date.
“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such
Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its
Loan Notice; provided that:
(o)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(p)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(q)no Interest Period shall extend beyond the Maturity Date.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such
Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person,
(b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such
Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested net of all Returns on such Investment, without adjustment for subsequent increases or decreases in the value of such
Investment.
“IRS” means the United States Internal Revenue Service.
“ISP” means the International Standby Practices, International Chamber of Commerce
Publication No. 590 (or such later version thereof as may be in effect at the applicable time).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application,
and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.
“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit 6.12 executed and delivered in accordance with the provisions of Section 6.12.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of
Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.
“L/C Commitment” means, with respect to the L/C Issuer, the commitment of the L/C Issuer to issue Letters of Credit hereunder. The initial amount of the L/C Issuer’s L/C Commitment is set forth on
Schedule 2.01. The L/C Commitment of the L/C Issuer may be modified from time to time by agreement between the L/C Issuer and the Borrower, and notified to the Administrative Agent.

14792722v7
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Disbursement” means the issuance of a Letter of Credit by the L/C Issuer in favor of the
Borrower or any of the Borrower’s Subsidiaries in accordance with the terms of Section 2.03.
“L/C Issuer” means Bank of America, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of
Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be outstanding in the amount so remaining available to be drawn.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental
Authority, in each case whether or not having the force of law.
“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swingline Lender.
“Lender Parties” and “Lender Recipient Parties” mean collectively, the Lenders, the Swingline
Lender and the L/C Issuer.
“Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent;
which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.
“Letter of Credit” means any standby letter of credit issued hereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Fee” has the meaning specified in Section 2.03(l).
“Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility.
“Leverage Increase Period” has the meaning specified in Section 7.11(a).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

14792722v7
“Limited Condition Acquisition” means any Permitted Acquisition (a) that is financed in whole or in part with a substantially concurrent incurrence of Incremental Term Loans and (b) the consummation of which is not conditioned on the availability of, or on obtaining, third-party financing.
“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a
Revolving Loan or a Swingline Loan and shall include as the context requires, any Incremental Facility
Loan.
“Loan Documents” means, collectively, (a) this Agreement, (b) the Guaranty, (c) the Collateral
Documents, (d) each Issuer Document, (e) each Joinder Agreement, (f) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14, (g) the Fee Letter, (h) each
Note, (i) each Incremental Facility Amendment and (j) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management
Agreement) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, that, for purposes of Section 11.01, “Loan
Documents” shall mean this Agreement and the Collateral Documents.
“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02 or such other form as may be reasonably approved by the
Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be reasonably approved by the Administrative Agent), appropriately completed and signed by a
Responsible Officer of the Borrower.
“Loan Parties” means, collectively, the Borrower and each Guarantor.
“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities or financial condition of the Borrower and its
Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative
Agent and the Lenders under the Loan Documents, taken as a whole, or of the ability of the Loan Parties, taken as a whole, to perform its material obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Guarantor of any Loan Document to which it is a party.
“Maturity Date” means May 19, 2031; provided, that, if such date is not a Business Day, the
Maturity Date shall be the next preceding Business Day.
“Measurement Period” means, at any date of determination, the most recently ended period of four (4) fiscal quarters of the Borrower for which financial statements have been delivered pursuant to
Section 6.01 (or, prior to the first date that financial statements have been delivered pursuant to Section
6.01, the period of four (4) fiscal quarters of the Borrower ended December 31, 2025).
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to one hundred and two percent (102%) of the
Outstanding Amount of all L/C Obligations, and (b) otherwise, an amount determined by Administrative
Agent and the L/C Issuer in their sole discretion.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in
Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate (i) makes or is obligated to make contributions, or (ii)  during the preceding five (5) plan years, has made or been obligated to make contributions, but only to the extent any Loan Party has or may reasonably be expected to have any liability with respect thereto.

14792722v7
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b).
“Non-Reinstatement Deadline” has the meaning specified in Section 2.03(b).
“Note” has the meaning specified in Section 2.11(a).
“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be reasonably approved by the
Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be reasonably approved by the Administrative Agent), appropriately completed and signed by a
Responsible Officer.
“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of
Credit and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the extent required to be reimbursed by the Loan Parties pursuant to Section 11.04, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided, that, without limiting the foregoing, the Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the
Treasury.
“Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable
Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any
Loan or Loan Document).

14792722v7
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).
“Outstanding Amount” means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower.
“Participant” has the meaning specified in Section 11.06(d).
“Participant Register” has the meaning specified in Section 11.06(d).
“Patriot Act” has the meaning specified in Section 11.19.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards with respect to Pension Plans and Multiemployer Plans and set forth in Sections 412, 430, 431,
432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (other than any Multiemployer Plan)
that is maintained or is contributed to by the Borrower and any ERISA Affiliate or with respect to which the Borrower has any liability (including any liability on account of any ERISA Affiliate) and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the
Code.
“Permitted Acquisition” means an Acquisition by the Borrower or any of its Subsidiaries (the
Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Borrower and its Subsidiaries pursuant to the terms of this
Agreement, in each case so long as:
(r)no Event of Default shall have occurred and be continuing or would exist after giving effect thereto; provided that if such Acquisition is a Limited Condition Acquisition financed with proceeds of a substantially concurrent Incremental Term Loan, this subsection (a) shall be satisfied upon satisfaction of Section 2.16(b) and (c);
(s)the Loan Parties shall demonstrate to the reasonable satisfaction of the Administrative
Agent that, after giving effect to the Acquisition on a Pro Forma Basis the Loan Parties are in Pro Forma
Compliance with the financial covenants set forth in Section 7.11, provided that if such Acquisition is a
Limited Condition Acquisition, if approved by the Lenders providing such Incremental Term Loan, this condition may be satisfied as of the date of the entering into of the definitive agreement for such Limited
Condition Acquisition, subject to the provisions of Section 2.16(c);
(t)the aggregate consideration (including assumed Indebtedness) for all Acquisitions of
Targets that have Consolidated EBITDA of less than $0 (“Negative EBITDA Acquisitions”) shall not exceed $50,000,000 (excluding acquisition consideration (1) funded with common Equity Interests of the
Borrower and (2) paid when Pro Forma Liquidity of the Loan Parties is greater than $200,000,000);
(u)with respect to any Permitted Acquisition (x) with a purchase price in excess of
$50,000,000 or (y) that is a Negative EBITDA Acquisition, the Administrative Agent shall have received not less than ten (10) days (or such shorter period of time as the Administrative Agent may approve) prior

14792722v7
to the consummation of any such Acquisition (i) a description of the material terms of such Acquisition,
(ii) to the extent received by the Borrower, audited financial statements (or, if unavailable, management-
prepared financial statements) of the Target for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date to the extent available and (iii) Consolidated projected income statements of the Borrower and its Subsidiaries (giving effect to such Acquisition); and
(v)such Acquisition shall not be a “hostile” Acquisition and shall have been approved by the board of directors (or equivalent) and/or shareholders (or equivalent) of the applicable Loan Party and the
Target.
“Permitted Liens” has the meaning set forth in Section 7.01.
“Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b)
Dispositions of property to the Borrower or any Subsidiary; provided, that, if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (c) Dispositions of accounts receivable in connection with the collection or compromise thereof; (d) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries; (e) the sale or Disposition of Cash Equivalents for fair market value, (f) the lapse, failure to maintain, abandonment or other disposition of intellectual property that is, in the reasonable judgment of the Borrower, no longer material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole, (g) the surrender or waiver of contractual rights or the settlement, release or surrender of contract or tort claims, in each case, in the ordinary course of business (h) the sale, transfer, issuance or other disposition of a de minimis number of shares of the Equity Interests of a Foreign Subsidiary in order to qualify members of the governing body of such Subsidiary if required by applicable Law, (i) the expiration of any option agreement with respect to real or personal property and (j) repurchases of Equity
Interests deemed to occur upon the exercise of stock options, warrants or other convertible securities if such Equity Interests represent (i) a portion of the exercise price thereof or (ii) withholding incurred in connection with such exercise.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan but excluding any Multiple Employer Plan or Multiemployer Plan), maintained by
Borrower for employees of the Borrower or any such Plan to which the Borrower is required to contribute on behalf of any of its employees.
“Platform” has the meaning specified in Section 6.02.
“Pro Forma Basis” and “Pro Forma Effect” means, with respect to any transaction, such transaction shall be deemed to have occurred on and as of the first day of the relevant Measurement
Period, and the following pro forma adjustments shall be made:
(w)in the case of an actual or proposed Disposition in excess of the Threshold Amount, or otherwise at the option of the Borrower, all income statement items (whether positive or negative)
attributable to the line of business or the Person subject to such Disposition shall be excluded from the results of the Borrower and its Subsidiaries for such Measurement Period;
(x)in the case of an actual or proposed Acquisition, income statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition shall be included in the results of the Borrower and its Subsidiaries for such Measurement Period;
(y)interest accrued during the relevant Measurement Period on, and the principal of, any
Indebtedness repaid or to be repaid or refinanced in such transaction shall be excluded from the results of the Borrower and its Subsidiaries for such Measurement Period; and
(z)any Indebtedness actually or proposed to be incurred or assumed in such transaction shall be deemed to have been incurred as of the first day of the applicable Measurement Period, and interest

14792722v7
thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor (and in the case of interest that does or would accrue at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of the Borrower and its
Subsidiaries for such Measurement Period.
“Pro Forma Compliance” means, with respect to any transaction, that such transaction does not cause, create or result in a Default after giving Pro Forma Effect, based upon the results of operations for the most recently completed Measurement Period to (a) such transaction and (b) all other transactions which are contemplated or required to be given Pro Forma Effect hereunder that have occurred on or after the first day of the relevant Measurement Period.
“Pro Forma Liquidity” means for any date of determination the amount equal to (a) cash and
Cash Equivalents of the Loan Parties plus (b) the difference between the Aggregate Revolving
Commitments and Total Revolving Outstandings on such date.
“Public Lender” has the meaning specified in Section 6.02.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 11.21.
“Qualified Acquisition” means a Permitted Acquisition for which the aggregate cash and non-
cash consideration (including assumed Indebtedness, the good faith estimate by the Borrower of the maximum amount of any deferred purchase price obligations (including any earn out obligations) and
Equity Interests) exceeds $50,000,000; provided that for any Permitted Acquisition to qualify as a
“Qualified Acquisition”, the Borrower shall have notified the Administrative Agent of its election to treat such Permitted Acquisition as a Qualified Acquisition in the fiscal quarter in which such Acquisition occurs.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding
$10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity
Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.
“Register” has the meaning specified in Section 11.06(c).
“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.
“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans (other than Swingline Loans), a Loan Notice, (b) with respect to an L/C Credit

14792722v7
Extension, a Letter of Credit Application and (c) with respect to a Swingline Loan, a Swingline Loan
Notice.
“Required Lenders” means, at any time, at least two (2) unaffiliated Lenders having Total Credit
Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit
Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time;
provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the L/C Issuer, as the case may be, in making such determination.
“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).
“Resignation Effective Date” has the meaning specified in Section 9.06.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial
Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative
Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
To the extent requested by the Administrative Agent, each Responsible Officer who executes, or is to execute, a Loan Document will provide an incumbency certificate and to the extent requested by the
Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the
Administrative Agent.
“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries,
now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity
Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding and (d) any payment with respect to any earnout obligation.
“Returns” means (a) with respect to any Investment in the form of a loan or advance, the return of principal thereof and a termination of any commitment to relend such principal, and (b) with respect to any other Investment, any dividends, distributions, return of capital and other amounts received or realized in respect of such Investment, but only to the extent the aggregate amount thereof does not exceed the original amount of such Investment.  For purposes of clarification any cancellation of intercompany Indebtedness permitted under Section 7.05 shall not constitute Returns.
“Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and
Swingline Loans at such time.
“Revolving Facility” means the revolving credit facility described in Section 2.01.
“Revolving Loan” has the meaning specified in Section 2.01.

14792722v7
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.
“Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.
“Sanction(s)” means any economic sanction administered or enforced by the United States
Government (including, without limitation, OFAC), the United Nations Security Council, the European
Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority
succeeding to any of its principal functions.
“Secured Cash Management Agreement” means any Cash Management Agreement between any
Loan Party or any of its Subsidiaries and any Cash Management Bank.
“Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity
Swap Contract required by or not prohibited under Article VI or Article VII between any Loan Party or any of its Subsidiaries and any Hedge Bank.
“Secured Obligations” means all Obligations and all Additional Secured Obligations.
“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the
Cash Management Banks, the Hedge Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05.
“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit 1.01.
“Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.
“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any
Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person.
“Security Agreement” means the security and pledge agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties.
“Shareholders’ Equity” means, as of any date of determination, Consolidated shareholders’ equity of the Borrower and its Subsidiaries as of such date, determined in accordance with GAAP.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve
Bank of New York (or a successor administrator).
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets and property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe

14792722v7
that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and
(e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Default” means an Event of Default arising under any of Sections 8.01(a), 8.01(f), or
8.01(g).
“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant”
under the Commodity Exchange Act (determined prior to giving effect to Section 10.11).
“Specified Representations” means the representations and warranties set forth in Sections 5.01,
5.02, 5.03 (but only with respect to no conflicts with or consents under the Loan Parties’ Organization
Documents and any Applicable Law), 5.04, 5.05(a) and (c), 5.06, 5.13, 5.16, 5.17, 5.21 and 5.23.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a
“Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Successor Rate” has the meaning specified in Section 3.03(b).
“Supported QFC” has the meaning specified in Section 11.21.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and
Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts,
(a) for any date on or after the date such Swap Contracts have been closed out and termination value(s)
determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap
Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swingline Commitment” means, as to any Lender (a) the amount set forth opposite such
Lender’s name on Schedule 2.01 hereof or (b) if such Lender has entered into an Assignment and
Assumption or has otherwise assumed a Swingline Commitment after the Closing Date, the amount set

14792722v7
forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative
Agent pursuant to Section 11.06(c).
“Swingline Lender” means Bank of America, in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder.
“Swingline Loan” has the meaning specified in Section 2.04(a).
“Swingline Loan Notice” means a notice of a Borrowing of Swingline Loans pursuant to
Section 2.04(b), which shall be substantially in the form of Exhibit 2.04 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a
Responsible Officer of the Borrower.
“Swingline Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the
Aggregate Revolving Commitments. The Swingline Sublimit is part of, and not in addition to, the
Aggregate Revolving Commitments.
“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the Consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
“Target” has the meaning set forth in the definition of “Permitted Acquisition.”
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings
(including backup withholding), assessments, fees or other charges imposed by any Governmental
Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means:
(aa)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen
Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case; and
(ab)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to
11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first
U.S. Government Securities Business Day immediately prior thereto, in each case;
provided that if the Term SOFR determined in accordance with either of the foregoing provisions
(a) or (b) of this definition would otherwise be less than zero (0.0%), the Term SOFR shall be deemed zero (0.0%) for purposes of this Agreement.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

14792722v7
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable
Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Threshold Amount” means $10,000,000.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments,
Revolving Exposure and Outstanding Amount of all Loans of such Lender at such time.
“Total Revolving Exposure” means, as to any Lender at any time, the unused Commitments and
Revolving Exposure of such Lender at such time.
“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving
Loans, Swingline Loans and L/C Obligations.
“Trade Date” has the meaning specified in Section 11.06(g)(i).
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any
Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-
perfection or priority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the
PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential
Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(f).
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a
Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United
States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in
Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” has the meaning specified in Section 11.21.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3).
“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency.

14792722v7
“Withholding Agent” means the Borrower and the Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the
Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.02Other Interpretive Provisions.
With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any
Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, amendments and restatements, modifications, extensions, restatements, replacements or supplements set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such
Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles,
Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and
Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words
“asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from, and including,”; the words “to” and “until” each mean “to, but excluding,”;
and the word “through” means “to, and including,”.
(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

14792722v7
(e)If any fixed baskets are intended to be utilized together with any incurrence-based baskets in any action or transaction, (i) compliance with or satisfaction of any applicable financial ratios or tests for such action or transaction (or any portion thereof) to be consummated under any incurrence-based baskets shall first be calculated without giving effect to amounts being utilized pursuant to any fixed baskets, but giving full Pro Forma Effect to all applicable and related transactions (including, subject to the foregoing with respect to fixed baskets, any incurrence and repayments of Indebtedness) and all other permitted pro forma adjustments, and (ii) thereafter, incurrence of the portion of such action or transaction to be consummated under any fixed baskets shall be calculated.  If at any time any action or transaction meets the criteria of one or more than one of the categories of exceptions, thresholds or baskets set forth in any Section or clause of this Agreement or any other Loan Document or any definition used therein, the Borrower and its Subsidiaries may divide, classify and/or designate such action or transaction (or any portion thereof) as consummated in reliance on one or more of such exceptions, thresholds or baskets as the Borrower or such Subsidiary may determine in its sole discretion at the time of such action or transaction, and may thereafter (on one or more occasions) re-divide, re-allocate, re-
classify and/or re-designate such action or transaction (or any portion thereof).
1.03Accounting Terms.
(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with,
GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant
(including the computation of any financial covenant) contained herein, (i) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at one-hundred percent (100.0%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470–20 on financial liabilities shall be disregarded, (ii) all liability amounts shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-
of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any deemed interest comprising a portion of fixed rent payable under any operating lease, in each case, to the extent that such liability, asset, amortization or interest pertains to an operating lease under which the covenantor or a member of its Consolidated group is the lessee and would not have been accounted for as such under GAAP as in effect on December 31, 2015, and (iii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness of the
Borrower or any Subsidiary at “fair value”, as defined therein.
(b)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the
Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing and notwithstanding anything to the contrary set forth herein, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of Accounting Standards Codification
842 shall continue to be accounted for as operating leases hereunder or under any other Loan Documents
(whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with Accounting Standards Codification 842 (on a prospective or retroactive basis or otherwise) to be treated as capital leases.

14792722v7
(c)Pro Forma Treatment. Each Disposition of all or substantially all of a line of business, incurrence of Indebtedness, Acquisition, Restricted Payment, payment made with respect to other
Indebtedness of the Borrower or any of its Subsidiaries, or any consolidation, merger or other fundamental change, in each case made by Borrower or any of its Subsidiaries, that is consummated during any Measurement Period and/or subsequent to the end of such Measurement Period, shall, for purposes of (i) determining compliance with the financial covenants set forth in Section 7.11 and (ii) any other transaction, determining the calculation of a financial metric on a Pro Forma Basis, be given Pro
Forma Effect as of the first day of such Measurement Period; provided, that notwithstanding the foregoing, for the purposes of determining (x) the Applicable Rate and (y) actual compliance (and not compliance on a Pro Forma Basis) with the financial covenants set forth in Section 7.11, any transaction that occurred subsequent to the end of the applicable Measurement Period shall not be given Pro Forma
Effect.
1.04Rounding.
Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05Times of Day.
Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.06Letter of Credit Amounts.
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that, with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.07UCC Terms.
Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.
1.08Calculation of Baskets.
If any of the baskets set forth in Article VI of this Agreement are exceeded solely as a result of fluctuations in Consolidated EBITDA for the most recently completed Measurement Period after the last time such baskets were calculated for any purpose under this Agreement or any other Loan Document, such baskets will not be deemed to have been exceeded solely as a result of such fluctuations.
1.09Rates.
The Administrative Agent does not warrant, nor accept responsibility, nor shall the
Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or

14792722v7
replacement for or successor to any such rates (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes.
The Administrative Agent and its Affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate
(including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower.  The
Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
1.10Limited Condition Acquisitions and Financial Covenants.
Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in connection with any Limited Condition Acquisition, the Borrower may, at its election (an “LCA
Election”), designate the date of execution and delivery of the definitive purchase agreement for such
Limited Condition Acquisition as the date of determination (the “LCA Test Date”) for purposes of: (a)
calculating any applicable ratio or financial test or the availability of any basket (including any incurrence-based basket) under this Agreement or any other Loan Document; (b) determining the accuracy of any representation or warranty (other than Specified Representations) set forth in Article V or any other Loan Document; and (c) determining the satisfaction of any condition precedent set forth in
Section 4.02 or elsewhere in this Agreement or any other Loan Document (other than the condition that no Specified Default has occurred and is continuing); in each case, in connection with such Limited
Condition Acquisition and any related transactions (including any incurrence of Indebtedness and the use of proceeds thereof). If the Borrower makes an LCA Election with respect to any Limited Condition
Acquisition, then (i) if, on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and any related transactions, the Borrower could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios, tests, baskets, representations, warranties and conditions, such provisions shall be deemed to have been complied with, (ii) such ratios, tests, baskets, representations, warranties and conditions shall not be tested at the time of consummation of such Limited Condition
Acquisition (other than Specified Representations and the condition that no Specified Default shall have occurred and be continuing on the date of consummation), and (iii) if any such ratio, test or basket is exceeded, or any such representation, warranty or condition is not satisfied, solely as a result of fluctuations occurring between the LCA Test Date and the date of consummation of such Limited
Condition Acquisition, such ratio, test, basket, representation, warranty or condition shall not be deemed to have been exceeded or unsatisfied solely as a result of such fluctuations for purposes of determining whether such Limited Condition Acquisition is permitted hereunder.  If the Borrower has made an LCA
Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other transaction on or following the relevant LCA
Test Date and prior to the earlier of (x) the date on which such Limited Condition Acquisition is consummated and (y) the date on which the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation, any such ratio or basket shall be calculated and tested both (A) assuming such Limited Condition Acquisition and any related transactions have been consummated (including any incurrence of Indebtedness and the use of proceeds thereof) and (B)
assuming such Limited Condition Acquisition and any related transactions have not been consummated.

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Article II
COMMITMENTS AND CREDIT EXTENSIONS
2.01Loans.
Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans
(each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business
Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Borrowing, (i)
the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments and (ii) the
Revolving Exposure of any Lender shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving
Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, that any Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing
Date shall be made as Base Rate Loans unless the Borrower delivers a funding indemnity letter not less than three (3) Business Days prior to the date of such Borrowing.
2.02Borrowings, Conversions and Continuations of Loans.
(a)Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the
Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan
Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i)
two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term
SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans.  Each Borrowing of, conversion to or continuation of Term
SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.  Except as provided in Section 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate
Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).  Each Loan Notice shall specify (i) whether the
Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv)
the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loan shall be made as a Term SOFR Loan with an Interest Period of one month.  If the Borrower fails to give a timely notice requesting a conversion or continuation of a
Term SOFR Loan, then the applicable Loan shall be continued as a Term SOFR Loan with an Interest
Period of one month.  Any such automatic continuation or conversion shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each applicable Lender of the details of any automatic conversion to Base Rate Loans described in
Section 2.02(a). In the case of a Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension,
Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the

14792722v7
books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.
(c)Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan.  During the existence of an Event of
Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders.
(d)Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.
(e)After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than five (5) Interest
Periods in effect with respect to Loans.
(f)Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.
(g)With respect to SOFR or Term SOFR, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such
Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming
Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
(h)This Section 2.02 shall not apply to Swingline Loans.
2.03Letters of Credit.
(a)The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that the L/C Issuer, in reliance on the agreements of the Lenders set forth in this Section 2.03, issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account or the account of the Borrower or any of the Borrower’s Subsidiaries in such form as is acceptable to the L/C
Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the
Commitments.
(b)Notice of Issuance, Amendment, Extension, Reinstatement or Renewal.
(i)To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer and to the Administrative Agent not later than
11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be, a notice requesting the issuance of a
Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal
(which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall

14792722v7
comply with clause (d) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit, and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of
Credit. If requested by the L/C Issuer, the Borrower also shall submit a Letter of Credit
Application and reimbursement agreement on the L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter of Credit
Application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
(ii)If the Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”) provided, that, any such Auto-Extension Letter of Credit shall permit the L/C Issuer to prevent any such extension at least once in each twelve (12) month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve (12) month period to be agreed upon by the Borrower and the L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to clause (d) below; provided, that, the L/C Issuer shall not (A) permit any such extension if the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one (1) year from the then-current expiration date), or (B) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business
Days before the Non-Extension Notice Date from the Administrative Agent that the Lenders holding a majority of the Commitments have elected not to permit such extension or (C) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or the
Borrower that one (1) or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.
(iii)If the Borrower so requests in any applicable Letter of Credit Application, the L/
C Issuer may, in its sole discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”).  Unless otherwise directed by the L/C Issuer, the
Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Lenders shall be deemed to have authorized (but may not require)
the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement
Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated
amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Reinstatement
Deadline (A) from the Administrative Agent that the Lenders holding a majority of the
Commitments have elected not to permit such reinstatement or (B) from the Administrative
Agent, any Lender or the Borrower that one (1) or more of the applicable conditions specified in
Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause (b)(iii)) and, in each case, directing the L/C Issuer not to permit such reinstatement.

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(c)Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and, upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to each such issuance, amendment, extension, reinstatement or renewal, (w) the aggregate amount of the outstanding Letters of Credit issued by the L/C Issuer shall not exceed its L/C
Commitment, (x) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (y) the
Revolving Exposure of any Lender shall not exceed its Commitment and (z) the Total Revolving
Exposure shall not exceed the Aggregate Revolving Commitments.
(i)The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the
Letter of Credit, or any Law applicable to the L/C Issuer, or any request or directive
(whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer, shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular, or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder)
not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C
Issuer in good faith deems material to it;
(B)the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by the Administrative Agent and the L/C
Issuer, the Letter of Credit is in an initial stated amount less than $50,000;
(D)any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/
C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C
Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv))
with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
(E)the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(ii)The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A)
the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(d)Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of: (i) the date that is twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, the date that is twelve (12) months after the then-current expiration date of such Letter of Credit); and (ii) the date that is twelve (12) months after the Maturity Date.
(e)Participations.
(i)By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Lenders, the L/C Issuer hereby grants to each Lender, and each
Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such

14792722v7
Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.
(ii)In consideration and in furtherance of the foregoing, each Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by the L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the
Lenders pursuant to this Section 2.03), and the Administrative Agent shall promptly pay to the L/
C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the
Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the
Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the
Lenders have made payments pursuant to this clause (e) to reimburse the L/C Issuer, then to such
Lenders and the L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this clause (e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C
Disbursement.
(iii)Each Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s
Commitment is amended (including pursuant to the operation of Section 2.16), as a result of an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement.
(iv)If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative
Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or L/C
Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C
Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (e)(iv) shall be conclusive absent manifest error.
(f)Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 p.m. (noon) on
(i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. on such Business Day, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided, that, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.02 or Section 2.04 that such payment be financed with a Borrowing of Loans that are Base Rate
Loans or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing.  If the

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Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the
“Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof.  Promptly upon receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the
Unreimbursed Amount pursuant to Section 2.03(e)(ii), subject to the amount of the unutilized portion of the aggregate Revolving Commitments.  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(g)Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in clause (f) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, and irrespective of:
(i)any lack of validity or enforceability of this Agreement, any other Loan
Document or any Letter of Credit, or any term or provision herein or therein;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the
Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, certificate or other document presented under such Letter of
Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower, or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower;
(v)honor of a demand for payment presented electronically, even if such Letter of
Credit required that demand be in the form of a draft;
(vi)any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit, if presentation after such date is authorized by the UCC or the ISP, as applicable;
(vii)payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of, or successor to, any beneficiary or any transferee of such
Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief
Law; or
(viii)any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.
(h)Examination. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the
Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The

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Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(i)Liability. None of the Administrative Agent, the Lenders, the L/C Issuer, or any of their
Related Parties shall have any liability or responsibility by reason of, or in connection with, the issuance or transfer of any Letter of Credit by the L/C Issuer, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under, or relating to, any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation, or any consequence arising from causes beyond the control of the L/C Issuer; provided, that, the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the
Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the L/C
Issuer’s failure to exercise care when determining whether drafts and other documents presented under a
Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that:
(i)the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation;
(ii)the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such
Letter of Credit and without regard to any non-documentary condition in such Letter of Credit;
(iii)the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and
(iv)this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable
Law, any standard of care inconsistent with the foregoing).
Without limiting the foregoing, none of the Administrative Agent, the Lenders, the L/C Issuer, or
any of their Related Parties shall have any liability or responsibility by reason of (A) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (B) the L/C Issuer declining to take-up documents and make payment, (1) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor, or (2) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents, or (C) the L/C Issuer retaining proceeds of a Letter of
Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to the L/C Issuer.
(j)Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the
Borrower when a Letter of Credit is issued by the L/C Issuer, the rules of the ISP shall apply to each
Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the

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decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the
Bankers Association for Finance and Trade – International Financial Services Association (BAFT–IFSA),
or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(k)Benefits.  The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of
Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term
“Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.
(l)Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a Letter of Credit fee (the “Letter of Credit
Fee”) for each Letter of Credit equal to the Applicable Rate for Term SOFR Loans times the daily amount available to be drawn under such Letter of Credit.  Letter of Credit Fees shall be (i) payable on the first
(1st) Business Day following the end of each March, June, September and December, commencing with the first (1st) such date to occur after the issuance of such Letter of Credit, and (ii) accrued through, and including, the last day of each calendar quarter in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable
Rate was in effect.
(m)Fronting Fee and Documentary and Processing Charges Payable to the L/C Issuer. The
Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum equal to the amounts specified in the Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable no later than the tenth Business Day after the end of each March, June,
September and December in the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of
Credit, on the Maturity Date and thereafter (if applicable) on demand.  In addition, the Borrower shall pay directly to the L/C Issuer for its own account, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within five (5) Business Days after written demand therefor (accompanied by a reasonably detailed invoice therefor) and are non-refundable.
(n)Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/
C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made, or will make, an L/C Disbursement thereunder; provided, that, any failure to give, or delay in giving, such notice shall not relieve the
Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such L/C
Disbursement.
(o)Interim Interest. If the L/C Issuer for any standby Letter of Credit shall make any L/C
Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such
L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from, and including, the date such L/C Disbursement is made to, but excluding, the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans; provided, that, if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this
Section 2.03, then Section 2.08(b) shall apply.  Interest accrued pursuant to this subsection shall be for the account of the L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.03(f) to reimburse the L/C Issuer shall be for account of such Lender to the extent of such payment.

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(p)Replacement of the L/C Issuer.  The L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/
C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(m). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C
Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and
(ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous
L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of the L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to
Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional
Letters of Credit.
(q)Cash Collateralization.
(i)If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the
maturity of the Loans has been accelerated, Lenders with L/C Obligations representing at least
66-2/3% of the total L/C Obligations) demanding the deposit of Cash Collateral pursuant to this clause (q), the Borrower shall immediately deposit into a non-interest bearing account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”)
an amount in cash equal to one-hundred and two percent (102.0%) of the L/C Obligations as of such date, provided, that, the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the
Borrower described in clause (e) of Section 8.01. Such deposit shall be held by the
Administrative Agent as collateral for the payment and performance of the obligations of the
Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d)
above, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to one-hundred and two percent (102.0%) of such L/C Obligations as of such date.
(ii)The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Moneys in the Collateral Account
shall be maintained in cash and shall be applied by the Administrative Agent to reimburse the L/C
Issuer for L/C Disbursements for which it has not been reimbursed, together with related reasonable and documented fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C
Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the
Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived.
(r)Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, Borrower or a
Subsidiary, the Borrower shall be obligated to reimburse, indemnify and compensate the L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of the Borrower. The Borrower irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of the Borrower or such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of a Subsidiary inures to the benefit of the Borrower, and that the
Borrower’s business derives substantial benefits from the businesses of such Subsidiary.

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(s)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
2.04Swingline Loans.
(a)The Swingline. Subject to the terms and conditions set forth herein, the Swingline
Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans to the Borrower (each such loan, a “Swingline Loan”). Each such Swingline Loan may be made, subject to the terms and conditions set forth herein, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided, however, that (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving
Commitments at such time, (B) the Revolving Exposure of any Lender at such time shall not exceed such
Lender’s Commitment and (C) the aggregate amount of all Swingline Loans outstanding shall not exceed the Swingline Commitment of the Swingline Lender, (ii) the Borrower shall not use the proceeds of any
Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting
Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.
Each Swingline Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate for
Base Rate Loans. Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Applicable
Percentage times the amount of such Swingline Loan.
(b)Borrowing Procedures.
Each Borrowing of Swingline Loans shall be made upon the Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by: (i)
telephone or (ii) a Swingline Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline
Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of $100,000, and (B) the requested date of the Borrowing (which shall be a Business Day). Promptly after receipt by the
Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the
Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative
Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Borrowing (1) directing the
Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds.
(c)Refinancing of Swingline Loans.
(i)The Swingline Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its

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behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable
Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02.
The Swingline Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section
2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate
Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.
(ii)Notwithstanding anything to the contrary in the foregoing, if for any reason any
Swingline Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i) (including, without limitation, the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Lenders fund its risk participation in the relevant Swingline Loan and each Lender’s payment to the
Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
(iii)If any Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline
Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the
Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent)
with respect to any amounts owing under this clause (c)(iii) shall be conclusive absent manifest error.
(iv)Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the
Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make
Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section
4.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline
Loans, together with interest as provided herein.
(d)Repayment of Participations.
(i)At any time after any Lender has purchased and funded a risk participation in a
Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline

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Loan, the Swingline Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swingline Lender.
(ii)If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Lender shall pay to the Swingline Lender its
Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the
Federal Funds Rate. The Administrative Agent will make such demand upon the request of the
Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any
Swingline Loan, interest in respect of such Applicable Percentage shall be solely for the account of the
Swingline Lender.
(f)Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.
2.05Prepayments.
(a)Optional.
(i)Revolving Loans.  The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty subject to Section 3.05; provided that, unless otherwise agreed by the Administrative Agent, (i)
such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two
Business Days prior to any date of prepayment of Term SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of
$100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the
Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s)
of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.
(ii)Swingline Loans.  The Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the
Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the
Swingline Lender, (A) such notice must be received by the Swingline Lender and the
Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the
Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

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(b)Mandatory.
(i)Revolving Outstandings.  If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments at such time, the Borrower shall immediately prepay Revolving Loans, Swingline Loans and L/C Borrowings and/or Cash
Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that, the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless, after the prepayment of the Revolving Loans and
Swingline Loans, the Total Revolving Outstandings exceed the Aggregate Revolving
Commitments at such time.
(ii)Application of Other Payments.  Except as otherwise provided in Section 2.15, prepayments of the Revolving Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swingline Loans, second, shall be applied to the outstanding Revolving Loans, and, third, shall be used to Cash Collateralize the remaining L/C
Obligations.  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party that has provided Cash Collateral) to reimburse the L/C
Issuer.
Within the parameters of the applications set forth above, prepayments pursuant to this Section
2.05 shall be applied first (1st) to Base Rate Loans and then to Term SOFR Loans in direct order of
Interest Period maturities. All prepayments under this Section 2.05 shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
(c)Notice.  Notwithstanding anything to the contrary contained in this Agreement, the
Borrower may rescind any Notice of Loan Prepayment under this Section 2.05 (by notice to the
Administrative Agent on or prior to the specified prepayment date) if such prepayment would have resulted from a refinancing or other contingent transaction, which refinancing or transaction shall not be consummated or shall otherwise be delayed.
2.06Termination or Reduction of Commitments.
The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving
Commitments, the Letter of Credit Sublimit or the Swingline Sublimit, or from time to time permanently reduce the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swingline Sublimit;
provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m.
five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the
Borrower shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the
Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the
Swingline Sublimit.
The Administrative Agent will promptly notify the Lenders of any termination or reduction of the
Letter of Credit Sublimit, Swingline Sublimit or the Aggregate Revolving Commitments under this
Section 2.06. Upon any reduction of the Aggregate Revolving Commitments, the Commitment of each
Lender shall be reduced by such Lender’s Applicable Percentage of such reduction. All fees in respect of

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the Revolving Facility accrued until the effective date of any termination of the Aggregate Revolving
Commitments shall be paid on the effective date of such termination.
2.07Repayment of Loans.
The Borrower shall repay to the Lenders on the Maturity Date for the Revolving Facility the
aggregate principal amount of all Revolving Loans outstanding on such date.  The Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date.
2.08Interest and Default Rate.
(a)Interest.  Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable
Borrowing date at a rate per annum equal to the Term SOFR for such Interest Period plus the Applicable
Rate; and (ii) each Base Rate Loan (including any Swingline Loan) shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.  To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed to be zero for purposes of this Agreement.
(b)Default Rate.
(i)If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(ii)If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required
Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iii)Upon the request of the Required Lenders, while any Event of Default exists
(including a payment Default), all outstanding Obligations (including Letter of Credit Fees) may accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iv)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)Interest Payments.  Interest on each Loan shall be due and payable in arrears on each
Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.09Fees.
In addition to certain fees described in clauses (l) and (m) of Section 2.03:
(a)Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate times the actual daily amount by which the Aggregate Revolving Commitments exceeds the sum of (i) the
Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. For the avoidance of doubt, the Outstanding Amount of

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Swingline Loans shall not be counted towards or considered usage of the Aggregate Revolving
Commitments for purposes of determining the commitment fee. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in
Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each
March, June, September and December, commencing with the first such date to occur after the Closing
Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)Other Fees.
(i)The Borrower shall pay the fees in the amounts, to the parties and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever unless otherwise specified therein.
(ii)The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)Computation of Interest and Fees. All computations of interest for Base Rate Loans
(including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12, bear interest for one (1) day.
Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b)Financial Statement Adjustments or Restatements. If, as a result of any restatement of or other adjustment to the financial statements of the Borrower and its Subsidiaries or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Total Net Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated
Total Net Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly and within one (1) Business Day of demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  No Event of Default shall be deemed to have occurred under Section 8.01(a) or (d) as a result of such underpayment or miscalculation so long as the Borrower complies with the foregoing payment obligation.  This clause (b) shall not limit the rights of the
Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any provision of this
Agreement to payment of any Obligations hereunder at the Default Rate or under Article VIII.  The
Borrower’s obligations under this clause (b) shall survive the termination of the Commitments and the repayment of all other Obligations hereunder for a period of 180 days following the Facility Termination
Date.
2.11Evidence of Debt.
(a)Maintenance of Accounts.  The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The

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accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative
Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note in the form of Exhibit 2.11 (a “Note”), which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)Maintenance of Records.  In addition to the accounts and records referred to in Section
2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of
Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
2.12Payments Generally; Administrative Agent’s Clawback.
(a)General Payment Terms.  All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.
Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the
Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its
Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative
Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  Subject to Section 2.07 and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a
Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)(i)Funding by Lenders; Presumption by Administrative Agent. Unless the
Administrative Agent shall have received notice from a Lender prior to the proposed date of any
Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative
Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a
Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the
Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the
Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

14792722v7
(i)Payments by Borrower; Presumptions by Administrative Agent. Unless the
Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has
not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C
Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.
(c)Failure to Satisfy Conditions Precedent. If any Lender makes available to the
Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative
Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section
11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
(e)Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f)Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing
(other than Swingline Borrowings) shall be made from the Lenders, each payment of fees under Section
2.03(l), (m) and Section 2.09 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the
Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such
Loans then due and payable to the respective Lenders.
2.13Sharing of Payments by Lenders.

14792722v7
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan
Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the
Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time)
of payments on account of the Obligations due and payable to all Lenders hereunder and under the other
Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other
Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses
(a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and sub-participations in
L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:
(i)if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub-participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest;
and
(ii)the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a
Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or
(C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof
(as to which the provisions of this Section 2.13 shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under
Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.
2.14Cash Collateral.
(a)Obligation to Cash Collateralize. At any time there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuer’s Fronting
Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.15(a)(iv)
and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum
Collateral Amount.
(b)Grant of Security Interest.  The Borrower, and to the extent provided by any Defaulting
Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative
Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest (subject to Liens permitted under Section 7.01(a), (j) and (m)) in all such cash, deposit accounts and all balances therein, and all other property so provided as Collateral

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pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash
Collateral may be applied pursuant to Section 2.14(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, other than Section 7.01(a), (j) and  (m), or that the total amount of such
Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.15(a)(v), after giving effect to Section 2.15(a)(v) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.  The
Borrower shall pay on demand therefore from time to time all reasonable, documented and customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)Application.  Notwithstanding anything to the contrary contained in this Agreement,
Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 8.02 in respect of
Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Lender that is a Defaulting
Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d)Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting
Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of
Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and
(B) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.15Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting
Lender, to the extent permitted by Applicable Law:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender
(whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting
Lender to the L/C Issuer or the Swingline Lender hereunder; third, to Cash Collateralize the L/C
Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section
2.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C
Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future

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Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the
Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such
Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such
Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such
Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the
Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting
Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)Fees.  No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender
(and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive
Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of
Credit for which it has provided Cash Collateral pursuant to Section 2.14.
(C)Defaulting Lender Fees. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any
part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable
Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-
Defaulting Lender to exceed such Non-Defaulting Lender’s Commitments. Subject to Section
11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting
Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting
Lender’s increased exposure following such reallocation.

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(v)Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Applicable Law, (A) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and
(B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(b)Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline
Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the
Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their Commitments (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender;
provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from
Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i)
the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the L/C Issuer shall not be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
2.16Incremental Facility Loans.
Subject to the terms and conditions set forth herein, the Borrower shall have the right, from time to time and upon at least ten Business Days’ prior written notice to the Administrative Agent (an
“Incremental Request”), to request to add one or more tranches of term loans (the “Incremental Term
Loans”; and any credit facility providing for any Incremental Term Loans being referred to as an
“Incremental Term Facility”) and/or increase the Aggregate Revolving Commitments (the “Incremental
Revolving Commitments”; and revolving loans made thereunder the “Incremental Revolving Loans”; the
Incremental Revolving Loans, together with the Incremental Term Loans are referred to herein as the
“Incremental Facility Loans”) subject, however, in any such case, to satisfaction of the following conditions precedent:
(a)the aggregate amount of all Incremental Revolving Commitments and Incremental Term
Loans effected pursuant to this Section 2.16 shall not exceed an amount equal to the greater of (i)
$30,000,000 and (ii) 100% of Consolidated  EBITDA for the most recent Measurement Period;
(b)on the date on which any Incremental Facility Amendment is to become effective, both immediately prior to and immediately after giving effect to the incurrence of such Incremental Facility
Loans (assuming that the full amount of the Incremental Facility Loans shall have been funded on such date) and any related transactions, no Default shall have occurred and be continuing; provided that in the case of any Incremental Term Loan the proceeds of which are to be used to finance a Limited Condition
Acquisition, to the extent agreed by the Lenders providing such Incremental Term Loan, (x) at the time of the execution and delivery of the purchase agreement related to such Limited Condition Acquisition, no
Default shall have occurred and be continuing or shall occur as a result thereof and (y) on the date of effectiveness of any such Incremental Term Loan and the making of any Loan thereunder, no Specified
Default shall have occurred and be continuing or shall occur as a result thereof;

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(c)after giving effect to the incurrence of such Incremental Facility Loans (assuming the full amount of the Incremental Facility Loans have been funded) and any related transactions, on a Pro Forma
Basis, the Loan Parties shall be in compliance with the financial covenants set forth in Section 7.11;
provided that in the case of any Incremental Term Loan the proceeds of which are to be used to finance a
Limited Condition Acquisition, if the Borrower so requests, to the extent agreed by the Lenders providing such Incremental Term Loan, such compliance may be measured at the time of the execution and delivery of the purchase agreement related to such Limited Condition Acquisition (and Section 1.10 shall then apply);
(d)the representations and warranties set forth in Article V shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse
Effect, it shall be true and correct) on and as of the date on which such Incremental Facility Amendment is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of such earlier date; provided that in the case of any Incremental Term Loan the proceeds of which are to be used to finance a Limited Condition Acquisition, the applicable representations and warranties may, at the election of the Borrower and if agreed to by the Lenders providing such Incremental Term Loan, be limited to (1) the Specified Representations (or such other formulation thereof as may be agreed by the
Lenders providing such Incremental Facility Loans) and (2) customary acquisition agreement representations for limited condition acquisitions; provided, further, that in such a case, on the date of entering into the definitive documentation for such Limited Condition Acquisition (and as a condition to the requested Incremental Term Loan), the representations and warranties contained in Article V and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date;
(e)such Incremental Facility Loans shall be in a minimum amount of $10,000,000 and in integral multiples of $5,000,000 in excess thereof (or such lesser amounts as agreed by the Administrative
Agent);
(f)any Incremental Revolving Commitments shall be made on the same terms and provisions (other than upfront fees) as apply to the existing Commitments, including with respect to maturity date, interest rate and prepayment provisions, and shall not constitute a credit facility separate and apart from the existing Revolving Facility;
(g)any Incremental Term Loans shall be made on terms satisfactory to the Borrower and the
Lenders providing the Incremental Term Loans; provided that such Incremental Term Loans (A) have a maturity date that is not earlier than the later of (1) the Maturity Date with respect to Revolving Loans and (2) the final maturity of any other Incremental Term Loan, (B) have a Weighted Average Life to
Maturity that is not shorter than the then remaining Weighted Average Life to Maturity of any other
Incremental Term Loan (it being understood that, subject to the foregoing, the amortization schedule applicable to such Incremental Term Loan shall be determined by the Borrower and the Lenders of such
Incremental Term Loan) and (C) share ratably in any mandatory prepayments of any then existing
Incremental Term Facilities pursuant to Section 2.05 (or otherwise provide for more favorable (from the perspective of the Borrower)) prepayment treatment than the then outstanding Incremental Term
Facilities;
(h)the Administrative Agent shall have received additional commitments in a corresponding amount of such requested Incremental Facility Loans from either existing Lenders and/or one or more other institutions that qualify as Eligible Assignees (it being understood and agreed that no existing
Lender shall be required to provide an additional commitment);
(i)the Administrative Agent shall have received customary closing certificates and legal opinions and all other documents (including resolutions of the board of directors of the Loan Parties) it

14792722v7
may reasonably request relating to the corporate or other necessary authority for such Incremental Facility
Loans and the validity of such Incremental Facility Loans, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent; and
(j)the Administrative Agent shall have received such amendments to the Collateral
Documents as the Administrative Agent reasonably requests to cause the Collateral Documents to secure the Obligations (in a manner consistent with the terms of the Loan Documents) after giving effect to such
Incremental Facility.
Each Incremental Term Facility and any Incremental Revolving Commitments shall be evidenced by an amendment (an “Incremental Facility Amendment”) to this Agreement, giving effect to the modifications permitted by this Section 2.16 (and subject to the limitations set forth in the immediately preceding paragraph), executed by the Loan Parties, the Administrative Agent and each Lender providing a portion of the Incremental Term Facility and/or Incremental Revolving Commitments, as applicable;
which such amendment, when so executed, shall amend this Agreement as provided therein.  Each
Incremental Facility Amendment shall also require such amendments to the Loan Documents, and such other new Loan Documents, as the Administrative Agent reasonably deems necessary or appropriate to effect the modifications and credit extensions permitted by this Section 2.16.  Neither any Incremental
Facility Amendment, nor any such amendments to the other Loan Documents or such other new Loan
Documents, shall be required to be executed or approved by any Lender, other than the Lenders providing such Incremental Term Loans and/or Incremental Revolving Commitments, as applicable, and the
Administrative Agent, in order to be effective.  The effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth above and as such other conditions as requested by the Lenders under the Incremental Facility established in connection therewith.
Article III
TAXES, YIELD PROTECTION AND ILLEGALITY
3.01Taxes.
(a)Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes
FATCA and the term “Lender” includes the L/C Issuer.
(b)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any
and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any
Applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with
Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan
Party shall be increased as necessary so that after such withholding or the making of all such deductions
(including such deductions applicable to additional sums payable under this Section 3.01) the applicable
Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(c)Payment of Other Taxes by the Loan Parties. Without duplication of any obligation under
Section 3.01(b), the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)Tax Indemnifications.

14792722v7
(i)Without duplication of any obligation under Section 3.01(b) or (c), each of the
Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified
Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender
(with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.  Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a
Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(ii)Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, the Administrative Agent against
(A) any Indemnified Taxes attributable to such Lender, (B) any Taxes attributable to such
Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative
Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan
Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d)(ii).
(e)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan
Party to a Governmental Authority, as provided in this Section 3.01, the Borrower will deliver to the
Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)Status of Lenders; Tax Documentation.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the
Administrative Agent, at the time or times reasonably requested by the Borrower or the
Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, if reasonably requested by the Borrower or the Administrative Agent, any Lender shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative
Agent as will enable the Borrower or the Administrative Agent to determine whether or not such
Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section
3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

14792722v7
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the
Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the
Borrower or the Administrative Agent), executed copies of IRS Form W–9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form
W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any
Loan Document, IRS Form W–8BEN–E (or W–8BEN, as applicable)
establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W–8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 3.01–1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B)
of the Code, or a “controlled foreign corporation” described in Section
881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN–E (or W–8BEN, as applicable); or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W–8IMY, accompanied by IRS Form W–8ECI,
IRS Form W–8BEN–E (or W–8BEN, as applicable), a U.S. Tax Compliance
Certificate substantially in the form of Exhibit 3.01–2 or Exhibit 3.01–3, IRS
Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance
Certificate substantially in the form of Exhibit 3.01–4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable
Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail

14792722v7
to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative
Agent such documentation prescribed by Applicable Law (including as prescribed by
Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the
Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under
FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(g)Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the
Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such
Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (g) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (g) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person.
(h)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
3.02Illegality.
If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or
Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative
Agent), (a) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate
Loans to Term SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term
SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the
Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative

14792722v7
Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the
Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base
Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loan and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.
3.03Inability to Determine Rates.
(a)If in connection with any request for a Term SOFR Loan or a conversion to or a continuation thereof, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with
Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability
Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term
SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders
determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.
Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term
SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent
(or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.
Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a
Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR
Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period.
(b)Replacement of SOFR or Successor Rate.  Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the
Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the
Borrower or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining one month, three month and six month Interest Periods of Term SOFR, including, without limitation, because the
Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

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(ii)CME or any successor administrator of the Term SOFR Screen Rate or a
Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month
Interest Periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such Interest Periods of Term SOFR after such specific date (the latest date on which one month, three month and six month Interest Periods of Term SOFR or the Term
SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled
Unavailability Date”);
then, on a date and time determined by the Administrative Agent (any such date, the “Term
SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant Interest
Payment Date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan
Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that
Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the
Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant Interest Payment Date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the
United States for such benchmark.  For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”.  Any such amendment shall become effective at 5:00 p.m. on the fifth
Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each
Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such
Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative
Agent.

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Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this
Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
3.04Increased Costs.
(a)Increased Costs Generally.  If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection
Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or the L/C Issuer any other condition, cost or expense
(other than Taxes) affecting this Agreement or Term SOFR Loans made by such Lender or any
Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any
Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the
L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in
Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the
Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline
Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the
L/C Issuer’s holding company for any such reduction suffered.

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(c)Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the
Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9)
months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C
Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).
3.05Compensation for Losses.
Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any Loan other than a Base Rate
Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by the Borrower (for a reason other than the failure of such Lender to make a
Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or
(c)any assignment of a Term SOFR Loan on a day other than the last day of the Interest
Period therefor as a result of a request by the Borrower pursuant to Section 11.13.
including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained, but excluding any loss of anticipated profits.  The Borrower shall also pay any reasonable, documented and customary administrative fees charged by such Lender in connection with the foregoing.
3.06Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under
Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any
Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C
Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section
3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to
Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such
Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

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(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any
Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such
Lender has declined or is unable to designate a different lending office in accordance with Section
3.06(a), the Borrower may replace such Lender in accordance with Section 11.13.
3.07Survival.
All of the Borrower’s obligations under this Article III shall survive termination of the
Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date.
Article IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
4.01Conditions of Initial Credit Extension.
The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:
(a)Execution of Credit Agreement; Loan Documents. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a Responsible Officer of each Loan Party, (ii)
counterparts of the Security Agreement and each other Collateral Document, executed by a Responsible
Officer of the applicable Loan Parties and (iii) counterparts of any other Loan Document, executed by a
Responsible Officer of the applicable Loan Party.
(b)Officer’s Certificate. The Administrative Agent shall have received an Officer’s
Certificate dated the Closing Date, (A) certifying as to (i) the Organization Documents of each Loan Party
(which, to the extent filed with a Governmental Authority, shall be certified as of a recent date acceptable to the Administrative Agent by such Governmental Authority), (ii) the resolutions of the governing body of each Loan Party and (iii) the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party and (B) attaching certificates of the good standing, existence or its equivalent of each
Loan Party.
(c)Legal Opinions of Counsel. The Administrative Agent shall have received an opinion of counsel to the Loan Parties, dated as of the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.
(d)Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:
(i)(A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien and judgment searches;
(ii)searches of ownership of Intellectual Property owned by each of the Loan Parties in the appropriate U.S. governmental offices; and
(iii)completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral.
(e)Insurance. The Administrative Agent shall have received copies of certificates of insurance evidencing insurance meeting the requirements set forth herein and naming the Administrative

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Agent and its successors and assigns as additional insured (in the case of liability insurance) or loss payee
(in the case of property insurance) on behalf of the Lenders.
(f)Solvency Certificate. The Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower.
(g)Existing Indebtedness of the Loan Parties. All of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Indebtedness permitted to exist pursuant to
Section 7.02) shall, concurrently with the initial advance hereunder, be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date.
(h)Closing Certificate.  The Administrative Agent shall have received a customary closing certificate signed by a Responsible Officer of the Borrower including a certification that the conditions set forth in Sections 4.02(a) and (b) are satisfied.
(i)Anti-Money-Laundering. The Administrative Agent shall have received at least 3
Business Days prior to the Closing Date, and be satisfied with, all documentation and other information about the Borrower and the Guarantors that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation as has been reasonably requested in writing at least 10 Business Days prior to the Closing Date by the Administrative
Agent (including, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership
Regulation, a Beneficial Ownership Certification in relation to the Borrower).
(j)Fees.  Receipt by the Administrative Agent and the Lenders of any fees required hereunder to be paid on or before the Closing Date.
(k)Attorney Costs.  The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent due under the Loan Documents and invoiced at least two (2) Business Days’ prior to the Closing Date.
Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a
Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02Conditions to all Credit Extensions.
Subject to Section 2.16 and Section 1.10 solely with respect to any Incremental Term Loan to finance a substantially concurrent Limited Condition Acquisition, the obligation of each Lender and the
L/C Issuer to honor any Request for Credit Extension is subject to the following conditions precedent:
(a)Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date of such Credit Extension except to the extent that such representation and warranties specifically refer to an earlier date, in which case shall be true and correct in all respects of such earlier date and (ii)
with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date of such Credit Extension except to the extent that such representation and warranties specifically refer to an earlier date, in which case shall be true and correct in all respects of such earlier date.

14792722v7
(b)Default. No Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of
Loans to the other Type or a continuation of Term SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
Article V
REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the
date made or deemed made, that:
5.01Existence, Qualification and Power.
Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization,
(b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (other than with respect to Loan Parties), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.02Authorization; No Contravention.
The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents;
(b) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien (other than Permitted Liens) under, or require any payment to be made under (i) any
Contractual Obligation to which such Person is a party or affecting such Person or the properties of such
Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental
Authority or any arbitral award to which such Person or its property is subject; or (c) violate any
Applicable Law; except with respect to any breach or contravention referred to in clauses (b)(ii) or (c) of this Section 5.02, to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.
5.03Governmental Authorization; Other Consents.
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral
Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents

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(including the first priority (subject to Permitted Liens) nature thereof) or (d) the exercise by the
Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained, (ii) filings to perfect the Liens created by the
Collateral Documents and (iii) those approvals, consents, exemptions, authorizations, actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material
Adverse Effect.
5.04Binding Effect.
This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.
5.05Financial Statements; No Material Adverse Effect.
(a)Audited Financial Statements. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the
Borrower and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in Shareholders’ Equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)[Reserved].
(c)Material Adverse Effect.  Since December 31, 2025, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
5.06Litigation.
There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the
Loan Parties, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Subsidiary or against any of their properties or revenues that
(a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a
Material Adverse Effect.
5.07No Default.
No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08Ownership of Property.
Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except with respect to Permitted Liens and for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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5.09Environmental Compliance.
(a)Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all Environmental Laws, except in such instances in which (i) such requirement of Environmental Law is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material
Adverse Effect.
(b)Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, any remedial or response action relating to any actual or threatened release, discharge or disposal of
Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any
Governmental Authority or the requirements of any Environmental Law, in any case, that could reasonably be expected to have a Material Adverse Effect; and neither any Loan Party nor any of its
Subsidiaries has generated, used, treated, handled or stored Hazardous Materials at, or disposed of or transported Hazardous Materials to or from, any property currently or formerly owned or operated by any
Loan Party or any of its Subsidiaries in a manner that could reasonably be expected to have a Material
Adverse Effect.
5.10Insurance.
The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates.
5.11Taxes.
Each Loan Party and each of its Subsidiaries have filed all federal and state income and other material tax returns and reports required to be filed, and have paid all federal and state income and other material Taxes (whether or not shown on a tax return) levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with
GAAP or to the extent that the failure to do so could not reasonably be expected to have a Material
Adverse Effect. There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect, nor is there any tax sharing agreement applicable to the
Borrower or any Subsidiary (other than any agreement entered into (i) among members of a consolidated, combined or unitary group the parent of which is a Loan Party or (ii) in the ordinary course of business the primary subject matter of which is not Taxes).
5.12ERISA Compliance.
(a)Except as could not reasonably be expected to have a Material Adverse Effect, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws.
(b)There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in liability to the Loan Parties which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Loan Parties, there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)Except, in each case, as would not reasonably be expected to result in liability to the Loan
Parties which could reasonably be expected to have a Material Adverse Effect: (i) No Loan Party is aware of any fact, event or circumstance that could reasonably be expected to constitute an ERISA Event with

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respect to any Pension Plan or Multiemployer Plan; (ii) the Borrower has not engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (iii) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC.
(d)The Borrower does not maintain or contribute to, or have any unsatisfied obligation to contribute to, or liability (including any liability in respect of an ERISA Affiliate) under, any active or terminated Pension Plan other than Pension Plans not otherwise prohibited by this Agreement.
(e)The Borrower represents and warrants as of the Closing Date that the Borrower is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit
Plans with respect to the Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement.
5.13Margin Regulations; Investment Company Act.
(a)Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25.0%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section
7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the
Borrower or any of its Subsidiaries and any Lender or any Affiliate of any Lender relating to
Indebtedness and within the scope of Section 8.01(e) will be margin stock.
(b)Investment Company Act. None of the Loan Parties are required to be registered as an
“investment company” under the Investment Company Act of 1940.
5.14Disclosure.
No report, financial statement, certificate or other information furnished in writing by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other
Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading;
provided, that, with respect to projected financial information concerning Borrower and its Subsidiaries that have been, or are hereafter, made available to the Administrative Agent  (i) when taken as a whole, have been prepared in good faith based upon assumptions believed by Borrower to be reasonable at the time so furnished, (ii) are not to be viewed as facts, (iii) are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and (iv) are qualified by the fact that no assurance can be given that any such forecasts or projections will be realized and that actual results during the period or periods covered by any such forecasts or projections may differ significantly from the forecasted or projected results and such differences may be material.
5.15Compliance with Laws.
Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all
Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material
Adverse Effect.

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5.16Solvency.
The Loan Parties, together with their Subsidiaries, taken as a whole, on a Consolidated basis are,
Solvent.
5.17Sanctions Concerns and Anti-Corruption Laws.
(a)Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the
Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially
Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated
Jurisdiction. The Loan Parties and their Subsidiaries have conducted their businesses in compliance with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.
(b)Anti-Corruption Laws.  The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of
1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have maintained systems of internal controls reasonably designed to promote and achieve compliance with such laws.
5.18Subsidiaries; Loan Parties.
(a)Subsidiaries.  Set forth on Schedule 5.18, is the following information as of the Closing
Date: (i) a complete and accurate list of all Subsidiaries, (ii) the owner(s) of Equity Interests in each
Subsidiary, (iii) the jurisdiction of its incorporation or organization, as applicable, of each Subsidiary and
(iv) the type of organization of each Subsidiary.
(b)Loan Parties. Set forth on Schedule 5.18 is a complete and accurate list of all Loan
Parties, showing as of the Closing Date (as to each Loan Party) (i) the exact legal name, (ii) any former legal names of such Loan Party in the five (5) years prior to the Closing Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization, (v) the address of its chief executive office, (vi) its U.S. federal taxpayer identification number, and (vii) the organization identification number.
5.19Collateral Representations.
(a)Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect such Liens.
(b)Intellectual Property.  Set forth on Schedule 5.19, as of the Closing Date and as of the last date such Schedule 5.19 was required to be updated in accordance with Sections 6.02, is a list of all registered or issued Intellectual Property filed in the United States (including all applications for registration and issuance) owned by each of the Loan Parties.
5.20Intellectual Property; Licenses, Etc.
Each Loan Party and each of its Subsidiaries own, or possess the right to use, all Intellectual
Property that is necessary for the operation of their respective businesses as currently conducted, free and clear of all Liens (other than Permitted Liens), except as could not, individually or in the aggregate,

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reasonably be expected to have a Material Adverse Effect. To the knowledge of the Loan Parties, neither the operation of the business, nor any product, service, process, method, substance, part or other material now used, or now contemplated to be used, by any Loan Party or any of its Subsidiaries infringes, misappropriates or otherwise violates upon any rights held by any other Person except in each case for such infringements, misappropriations or other violations of rights, individually or in the aggregate, which would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Loan Parties, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Loan Parties, there has been no unauthorized use, access, interruption, modification, corruption or malfunction of any information technology assets or systems (or any information or transactions stored or contained therein or transmitted thereby) owned or used by any Loan Party or any of its Subsidiaries, which, either individually or in the aggregate, would reasonably be expected to have a
Material Adverse Effect.
5.21Affected Financial Institutions.
No Loan Party is an Affected Financial Institution.
5.22Covered Entities.
No Loan Party is a Covered Entity.
5.23Beneficial Ownership Certification.
The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
5.24Debarment.
No Loan Party nor any Subsidiary nor any officer or director of any Loan Party or any Subsidiary is the subject of any pending or threatened (in writing) debarment proceeding with the federal government.
Article VI
AFFIRMATIVE COVENANTS
Each of the Loan Parties hereby covenants and agrees that, on the Closing Date and thereafter until the Facility Termination Date, such Loan Party shall, and shall cause each of its Subsidiaries, to:
6.01Financial Statements.
Deliver to the Administrative Agent (for distribution to each Lender):
(a)Audited Financial Statements. Within ninety (90) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2026), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the
Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or

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any qualification or exception as to the scope of such audit, other than a going concern exception, explanatory note or emphasis of matter resulting solely from (x) the Maturity Date occurring within one year of such audit report or (y) any prospective or actual breach of any financial maintenance covenant set forth in Section 7.11.
(b)Quarterly Financial Statements. Within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended June 30, 2026), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with
GAAP, certified by the chief executive officer, chief financial officer, treasurer or controller who is a
Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries in all material respects, subject only to normal year-end audit adjustments and the absence of footnotes.
(c)Business Plan and Budget. In form and detail reasonably satisfactory to the
Administrative Agent, within forty-five (45) days after the end of each fiscal year of the Borrower
(commencing with the fiscal year ended December 31, 2026), an annual business plan and budget of the
Borrower and its Subsidiaries on a Consolidated basis, including forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of Consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the then current fiscal year.
As to any information contained in materials furnished pursuant to Section 6.02(d), Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.
6.02Certificates; Other Information.
Deliver to the Administrative Agent (for distribution to each Lender), in form and detail satisfactory to the Administrative Agent (other than clauses (d) and (e)):
(a)Compliance Certificate. Concurrently with the delivery of the financial statements referred to in clauses (a) and (b) of Section 6.01 (commencing with the delivery of the financial statements for the fiscal quarter ended June 30, 2026), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or vice president of accounting which is a
Responsible Officer of the Borrower. Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes.
(b)Updated Schedules. Concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(a), an updated Schedule 5.19 to this Agreement in form and detail reasonably satisfactory to the Administrative Agent (which may be attached to the Compliance Certificate) to the extent required to make the representation related to such Schedule true and correct as of the date of such
Compliance Certificate.
(c)Contract Backlog Report. Concurrently with the delivery of the financial statements referred to in Section 6.01(a), a contract report of the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent which includes the following information: contract amount, amount billed to date and contract type.
(d)Annual Reports; Etc. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower,

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and copies of all annual, regular, periodic and special reports and registration statements which the
Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities
Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto.
(e)SEC Notices. Within ten (10) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each material notice or other material correspondence received from the
SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other non-routine inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof.
(f)Anti-Money-Laundering. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act.
(g)Beneficial Ownership. To the extent any Loan Party qualifies as a “legal entity customer”
under the Beneficial Ownership Regulation, a Beneficial Ownership Certification substantially in the form provided by the Loan Syndications & Trading Association promptly upon the request of the
Administrative Agent or any Lender.
(h)Additional Information. Promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.
Documents required to be delivered pursuant to clauses (a) or (b) of Section 6.01 or pursuant to
Section 6.02(d) or (e) (to the extent any such documents are included in materials otherwise filed with the
SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 1.01, (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the
Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: the Borrower shall notify the Administrative Agent (for distribution to each Lender) (by fax transmission or e-mail transmission) of the posting of any such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Borrower hereby acknowledges that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its
Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or Equity Interests that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (A) all such Borrower Materials shall be clearly and conspicuously marked
“PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the

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first page thereof; (B) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, any Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute
Information, they shall be treated as set forth in Section 11.07); (C) all Borrower Materials marked
“PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side
Information;” and (D) the Administrative Agent and any Affiliate thereof and any Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.  Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”.
6.03Notices.
Within five (5) Business Days of any Responsible Officer of any Loan Party obtaining knowledge thereof, notify the Administrative Agent (for distribution to each Lender):
(a)of the occurrence of any Default;
(b)of any matter that has resulted or could reasonably be expected to result in a Material
Adverse Effect; and
(c)of the occurrence of any ERISA Event that would reasonably be expected to result in liability to the Loan Parties that would reasonably be expected to have a Material Adverse Effect.
Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible
Officer of the Borrower setting forth details of the occurrence referred to therein and to the extent applicable, stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this
Agreement and any other Loan Document that have been breached.
6.04Payment of Taxes.
Pay and discharge as the same shall become due and payable, all its federal and material state and other tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Borrower or such Subsidiary.
6.05Preservation of Existence, Etc.
(a)Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except (i) in a transaction permitted by Section 7.04 or 7.05 or (ii) other than with respect to any Loan Party, to the extent that the failure to remain in good standing would not reasonably be expected to have a Material Adverse Effect; and
(b)take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.06Maintenance of Properties.

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(a)Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear, casualty events and condemnation events excepted; and
(b)make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.07Maintenance of Insurance.
(a)Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.
(b)Evidence of Insurance. Cause the Administrative Agent to be named as lenders’ loss payable, loss payee or mortgagee, as its interest may appear, and/or additional insured with respect of any such insurance providing liability coverage or coverage in respect of any Collateral, and cause, unless otherwise agreed to by the Administrative Agent, each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the
Administrative Agent that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled (or ten (10) days prior notice in the case of cancellation due to the nonpayment of premiums). Annually, upon expiration of current insurance coverage, the Loan Parties shall provide, or cause to be provided, to the Administrative Agent, such evidence of insurance as required by the Administrative Agent, including, but not limited to: (i) copies of such insurance policies; (ii) evidence of such insurance policies (including, without limitation and as applicable, ACORD Form 28 certificates (or similar form of insurance certificate), and ACORD Form 25 certificates (or similar form of insurance certificate)); (iii) declaration pages for each insurance policy;
and (iv) lender’s loss payable endorsement if the Administrative Agent for the benefit of the Secured
Parties is not on the declarations page for such policy.
6.08Compliance with Laws.
Comply with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which: (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.
6.09Books and Records.
Maintain proper books of record and account, in which full, true and correct entries in all material respects in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such Subsidiary, as the case may be.
6.10Inspection Rights.
Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, that, unless an Event of Default is continuing, the Administrative Agent may not exercise such rights more than one (1) time during any calendar year; provided further, that, when an
Event of Default exists the Administrative Agent (or any of its respective representatives or independent

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contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants.
6.11Use of Proceeds.
Use the proceeds of the Credit Extensions for general corporate purposes, including to refinance existing indebtedness, not in contravention of any Law or of any Loan Document.
6.12Covenant to Guarantee Obligations.
The Loan Parties will cause each of their Subsidiaries (other than any Excluded Subsidiary)
whether newly formed, after acquired or otherwise existing to, within forty-five (45) days after such
Subsidiary is formed or acquired or is no longer an Excluded Subsidiary (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion) become a Guarantor hereunder by way of execution of a Joinder Agreement (and any other joinders or supplements to the Loan Documents as required pursuant to the terms thereof).  In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, and unless otherwise agreed by the Administrative Agent, such Organization Documents, resolutions and favorable opinions of counsel, all in form, content and scope reasonably satisfactory to the Administrative Agent and such other documents or agreements as the Administrative Agent may reasonably request.
6.13Covenant to Give Security.
Except with respect to Excluded Property:
(a)Equity Interests. Cause (i) 100% of the issued and outstanding Equity Interests of each
Domestic Subsidiary and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity
Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign
Subsidiary directly owned by any Loan Party to be subject at all times to a first priority, perfected Lien
(subject to Permitted Liens) in favor of the Administrative Agent to secure the Secured Obligations pursuant to the terms and conditions of the Collateral Documents, and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request including, any filings and deliveries to perfect such Liens and favorable opinions of counsel all in form and substance reasonably satisfactory to the Administrative Agent.
(b)Other Property. Cause all personal property (other than Excluded Property) of each Loan
Party to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent to secure the Obligations pursuant to the Collateral Documents (subject to Permitted Liens) and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the
Administrative Agent may reasonably request including filings and deliveries.
6.14Anti-Corruption Laws; Sanctions.
Conduct its business in compliance in all material respects with the United States Foreign Corrupt
Practices Act of 1977, the UK Bribery Act 2010 and applicable anti-corruption legislation in other jurisdictions, and all applicable Sanctions, and maintain systems of internal controls reasonably designed to promote and achieve compliance with such laws.
6.15Cash Management.

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Deliver, within 120 days of the Closing Date, with respect to deposit accounts existing on the
Closing Date, or within 120 days of the date any deposit account is opened after the Closing Date (in each case, or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion), duly executed deposit account control agreements, in form and substance acceptable to the Administrative
Agent; provided, that, this Section 6.15 shall not apply to (a) any deposit accounts maintained with the
Administrative Agent or Affiliate thereof or (b) any Excluded Accounts.
6.16Further Assurances.
Promptly upon the reasonable request by the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the
Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by Applicable Law, subject any
Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured
Parties under any Loan Document or under any other instrument executed in connection with any Loan
Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its
Subsidiaries to do so.
6.17Assignment of Claims Act.
At any time that the Total Revolving Outstandings exceed 50% of the Aggregate Revolving
Commitments, upon request by the Administrative Agent, use commercially reasonable efforts to comply with any and all of the requirements of the Assignment of Claims Act (Title 31 Section 3727 and Title 41
Section 15 of the United States Code), and FAR Subpart 32.8 (including FAR 52.232-23) (and comparable Laws of any state) where such statutes and regulations are applicable to any government contracts, and take all such other commercially reasonable action as may be necessary to make the direct assignment to the Administrative Agent of the payments due or to become due under government contracts, and such further action as may be necessary to facilitate the creation and perfection of the
Administrative Agent’s security interest in such payments upon the reasonable request by the
Administrative Agent.
Article VII
NEGATIVE COVENANTS
Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly:
7.01Liens.
Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (the “Permitted Liens”):
(a)Liens pursuant to any Loan Document;

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(b)Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed (other than through the addition of after-acquired property that is affixed or incorporated into the property covered by such Lien and proceeds and products thereof), (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by
Section 7.02(b);
(c)Liens for Taxes (i) not yet due and delinquent or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)statutory Liens such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(e)pledges or deposits in the ordinary course of business (i) in connection with workers’
compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA and (ii) securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance to Borrower or any of its Subsidiaries;
(f)deposits to secure the performance of bids, trade contracts and leases (other than
Indebtedness for borrowed money), statutory obligations, surety and appeal bonds, performance bonds, letters of credit, bank guarantees, bankers’ acceptances and other obligations of a like nature incurred in the ordinary course of business;
(g)easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or its Subsidiaries;
(h)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 8.01(h);
(i)Liens securing Indebtedness permitted under Section 7.02(c); provided, that, such Liens do not at any time encumber any property other than the property financed by such Indebtedness;
(j)bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower or any of its
Subsidiaries with any Lender, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided, that, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;
(k)[reserved];
(l)any interest or title of a lessor, licensor, sublessor or sublicensor under any lease, license, sublease or sublicense entered into by any Loan Party or any Subsidiary thereof in the ordinary course of business and covering only the assets so leased, licensed, subleased or sublicensed;
(m)Liens of a collection bank arising under Section 4–210 of the UCC on items in the course of collection;
(n)Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the
Borrower; provided, that, such Liens were not created in contemplation of such merger, consolidation or

14792722v7
Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary, and the applicable
Indebtedness secured by such Lien is permitted under Section 7.02(f);
(o)any zoning, building or similar laws or rights reserved to or vested in any Governmental
Authority;
(p)Liens arising from precautionary Uniform Commercial Code financing statement filings regarding leases entered into by Borrower or any of its Subsidiaries in the ordinary course of business;
(q)Liens solely on any cash earnest money deposits or other similar escrow arrangements made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;
(r)Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto;
(s)Liens of landlords arising in the ordinary course of business;
(t)any encumbrances or restrictions (including, without limitation, put and call agreements, options, rights of first refusal and similar rights) with respect to the Equity Interests of any partnership permitted by the terms of this Agreement arising pursuant to the agreements evidencing or governing such partnership;
(u)Liens on Equity Interests or assets to be sold pursuant to an agreement entered into for the Disposition of all or substantially all the Equity Interests or assets of a Subsidiary to the extent permitted by the terms hereof, pending the closing of such Disposition; provided, that, in no case shall any such Liens secure (either directly or indirectly) any Indebtedness;
(v)(i) Liens on Equity Interests of joint ventures securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements with respect to non-wholly owned Subsidiaries of the Borrower;
(w)Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(x)Liens (i) on cash advances in favor of the seller of any property to be acquired in an
Investment permitted pursuant to Section 7.03 to be applied against the purchase price for such
Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(y)Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business or (ii) by operation of Law under Article 2 of the UCC (and/or any similar Law under any foreign jurisdiction);
(z)Liens encumbering reasonable customary initial deposits and margin deposits and similar
Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;
(aa)receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof;
(ab)other Liens securing Indebtedness and other obligations outstanding in an aggregate principal amount not to exceed the greater of (i) $5,000,000 and (ii) 10% of Consolidated EBITDA of the
Loan Parties for the most recently ended Measurement Period; and

14792722v7
(ac)non-exclusive licenses and sublicenses of Intellectual Property granted to third parties in the ordinary course of business, to the extent they do not materially interfere with the business of any
Loan Party taken as a whole.
Notwithstanding anything to the foregoing, the Loan Parties shall not grant a Lien securing any
Indebtedness for borrowed money on any Intellectual Property, other than in favor of the Administrative
Agent securing the Obligations.
7.02Indebtedness.
Create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness under the Loan Documents;
(b)Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided, that, the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;
(c)Indebtedness (i) in respect of Capitalized Leases, Synthetic Lease Obligations and
purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i);
provided, however, that, the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (x) $5,000,000 and (y) 10% of Consolidated EBITDA for the most recently ended Measurement Period and (ii) in respect of any refinancing of Indebtedness incurred pursuant to this clause (c);
(d)unsecured Indebtedness of the Borrower or a Subsidiary owing to Borrower or a
Subsidiary to the extent permitted under Section 7.03 (“Intercompany Debt”);
(e)Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Subsidiary;
(f)Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in a transaction permitted hereunder in an aggregate principal amount not to exceed $10,000,000;
provided, that, such Indebtedness is existing at the time such Person becomes a Subsidiary of the
Borrower and was not incurred solely in contemplation of such Person’s becoming a Subsidiary of the
Borrower;
(g)obligations (contingent or otherwise) existing or arising under any Swap Contract, provided, that, (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(h)Guarantees in the ordinary course of business in respect of obligations of the Borrower or any of its Subsidiaries (not for borrowed money) to a supplier, customer, franchisee, lessor or licensee;
(i)Indebtedness representing deferred compensation to current or former directors, officers, employees, members of management, managers and consultants of the Borrower or any of its Subsidiaries
(and their respective estates, spouses and former spouses) in the ordinary course of business;
(j)Indebtedness in respect of (i) netting services, overdraft protections and similar arrangements in each case in connection with deposit accounts and (ii) credit card and purchase card services;

14792722v7
(k)Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, customs, Taxes and other similar tax guarantees, in each case incurred in the ordinary course of business and not in connection with the borrowing of money;
(l)(i) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in the case of the foregoing clauses (a) and (b) in the ordinary course of business and (ii) Indebtedness incurred by Borrower or any of its Subsidiaries in respect of bank guarantees, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims;
(m)unfunded pension fund and other employee benefit plan obligations and liabilities incurred in the ordinary course of business to the extent that the unfunded amounts are permitted to remain unfunded under Applicable Law and would not otherwise cause an Event of Default under Section
8.01(i);
(n)customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;
(o)(i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, that, such Indebtedness is extinguished within five (5) Business Days of incurrence and (ii) Indebtedness in respect of any Cash Management
Agreements entered into in the ordinary course of business;
(p)Indebtedness incurred by the Borrower or any Subsidiary in a Permitted Acquisition, any
other Investment permitted hereunder or any Disposition, in each case constituting indemnification obligations or obligations in respect of earnouts, purchase price adjustments, or other similar adjustments;
and
(q)other Indebtedness in an aggregate principal amount not to exceed the greater of (i)
$5,000,000 and (ii) 10% of Consolidated EBITDA for the most recently ended Measurement Period at any time outstanding.
7.03Investments.
Make or hold any Investments, except:
(a)Investments in the form of cash or Cash Equivalents;
(b)loans and advances to officers, directors and employees of the Borrower and its
Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;
(c)(i) Investments by Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by Borrower and its Subsidiaries in Loan
Parties, (iii) additional Investments by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) additional Investments by the Loan Parties in Subsidiaries and joint ventures that are not Loan Parties in an aggregate amount invested from the date hereof not to exceed the greater of
(x) $5,000,000 and (y) 10% of Consolidated EBITDA for the most recent Measurement Period;
(d)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

14792722v7
(e)Guarantees permitted by Section 7.02;
(f)Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i))
and set forth on Schedule 7.03 and, in each case, any modification, replacement, renewal, reinvestment or extension thereof that does not require an increase from the amount of such Investment on the Closing
Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by another clause of this Section 7.03 in such Investment;
(g)Investments consisting of extensions of credit to customers, suppliers, lessors or utilities or for workers’ compensation in the ordinary course of business that are recorded as accounts receivable, prepaid expenses or deposits on the balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP or other applicable accounting principles;
(h)Permitted Acquisitions;
(i)promissory notes and other non-cash consideration received in connection with
Dispositions permitted by Section 7.05;
(j)Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit, (ii) customary trade arrangements with customers, and (iii) loans or advances made to contractors, vendors and landlords;
(k)Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
(l)pledges or deposits (x) with respect to leases or utilities provided to third parties in the ordinary course of business or (y) otherwise made in connection with Liens permitted under Section 7.01;
(m)Investments of a Subsidiary that is acquired after the Closing Date or of a company merged or amalgamated or consolidated into Borrower or any of its Subsidiaries, in each case in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;
(n)(i) Guarantees of leases or of other obligations not constituting Indebtedness and (ii)
Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Borrower and its Subsidiaries, in each case in the ordinary course of business;
(o)unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under Applicable Law and would not cause an Event of
Default under Section 8.01(i);
(p)to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of Intellectual
Property from third parties and non-exclusive licenses or leases to third parties, in each case in the ordinary course of business;
(q)Investments consisting of earnest money deposits made in connection with a letter of intent, purchase agreement or other acquisition; and
(r)other Investments so long as (i) no Event of Default shall have occurred and be continuing, (ii) after giving effect to such Investment on a Pro Forma Basis the Loan Parties are in Pro
Forma Compliance with the financial covenants set forth in Section 7.11 and (iii) the Consolidated Total
Net Leverage Ratio of the Borrower and its Subsidiaries after giving effect to such Investment on a Pro
Forma Basis is less than 2.50 to 1.00.

14792722v7
7.04Fundamental Changes.
Merge, dissolve, liquidate, consolidate with or into another Person, except that:
(a)any Subsidiary of the Borrower may merge with (i) the Borrower; provided that the
Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries of the
Borrower, provided that when any Guarantor is merging with another Subsidiary of the Borrower, such
Guarantor shall be the continuing or surviving Person;
(b)in connection with any Permitted Acquisition, the Borrower or any Subsidiary of the
Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) if the Borrower is a party to such transaction, the Borrower is the continuing or surviving Person and (ii) if the Borrower is not a party to such transaction and a Guarantor is a party to such transaction, a Guarantor is the surviving Person;
(c)any Subsidiary may liquidate or dissolve, or Borrower or any of its Subsidiaries may (if the perfection and priority of the Liens securing the Obligations is not adversely affected thereby) change its legal form if the Borrower determines in good faith that such action is in the best interest of the
Borrower and its Subsidiaries and Borrower’s Subsidiaries and is not disadvantageous to the Lenders; and
(d)any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must either be the Borrower or a Guarantor or (ii) such
Disposition shall be treated as if it is an Investment, and such Investment must be a permitted Investment in a Subsidiary which is not a Loan Party in accordance with Section 7.03.
7.05Dispositions.
Make any Disposition or enter into any agreement to make any Disposition, except:
(a)Permitted Transfers;
(b)to the extent constituting a Disposition, (i) the granting of Liens permitted by Section
7.01, (ii) the making of Investments permitted by Section 7.03, (iii) the consummation of fundamental changes permitted by Section 7.04, (iv) the making of Restricted Payments permitted by Section 7.06 and
(v) the consummation of Sale and Leaseback Transactions permitted by Section 7.13 (in each case, permitted other than by reference to this Section 7.05);
(c)Dispositions of obsolete or worn out property or equipment, whether now owned or hereafter acquired, in the ordinary course of business;
(d)Dispositions of equipment or other property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(e)non-exclusive licenses and sublicenses of Intellectual Property granted to third party in the ordinary course of business, to the extent they do not materially interfere with the business of the
Borrower or any Subsidiary;
(f)other Dispositions so long as (i) at least seventy five percent (75.0%) of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of (as reasonably determined in good faith by the Borrower), (ii) if such transaction is a
Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 7.13, (iii) such transaction does not involve the sale or other disposition of a minority Equity Interests in any Subsidiary,
(iv) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise

14792722v7
permitted under this Section 7.05, (v) no Event of Default has occurred and is continuing, and (vi) the aggregate net book value of all of the assets sold or otherwise disposed of by the Loan Parties and their
Subsidiaries in all such transactions in any fiscal year of the Borrower shall not exceed $5,000,000 in any fiscal year;
(g)other Dispositions in an amount not to exceed $500,000 in any fiscal year; and
(h)the cancellation of intercompany Indebtedness owing between Loan Parties or by Loan
Parties to Subsidiaries that are not Loan Parties.
7.06Restricted Payments.
Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation
(contingent or otherwise) to do so, except that:
(a)each Subsidiary may make Restricted Payments to any Person that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(b)the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests (other than Disqualified Equity Interests) of such
Person;
(c)the Borrower may make Restricted Payments with the proceeds received from the issuance of new common Equity Interests (issued after the Closing Date) within the 90 day period preceding the date upon which such Restricted Payment is made or irrevocably committed to be made;
(d)the Borrower and each Subsidiary may make repurchases of stock of the Borrower or such Subsidiary deemed to occur upon the payment by the Borrower or such Subsidiary of employee tax liabilities arising from stock issued pursuant to stock option or other equity-based incentive plans or other benefit plans approved by the Borrower’s board of directors (or substantially equivalent governing body)
for management or employees of the Borrower and its Subsidiaries;
(e)the Borrower may make other Restricted Payments so long as (i) no Event of Default shall have occurred and be continuing and (ii) after giving effect to such Restricted Payment on a Pro
Forma Basis (A) the Loan Parties are in Pro Forma Compliance with the financial covenants set forth in
Section 7.11 and (B) the Consolidated Total Net Leverage Ratio of the Borrower and its Subsidiaries after giving effect to such Restricted Payment on a Pro Forma Basis is less than 2.50 to 1.00; and
(f)redemptions, repurchases, retirements or other acquisitions of Equity Interest deemed to occur on the exercise price of such options on a cashless basis.
7.07Change in Nature of Business.
Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.
7.08Transactions with Affiliates.
Enter into or permit to exist any transaction or series of transactions with any Affiliate of such
Person, other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by this Agreement, (d) normal and reasonable compensation and reimbursement of expenses of officers and directors, (e) transactions between and among (i) Loan Parties and (ii) Subsidiaries that are not Loan Parties, (f) employment,

14792722v7
compensation and benefits arrangements in the ordinary course of business with current or former officers, employees, directors, managers and consultants and transactions pursuant to stock option, stock appreciation rights, stock incentive or other equity compensation plans and employee benefit plans and arrangements in the ordinary course of business, (g) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged into Borrower or any Subsidiary pursuant to the terms of this Agreement; provided that such agreement was not entered into in contemplation of such acquisition or merger; and (h) except as otherwise specifically limited in this
Agreement, other transactions which are entered into in the ordinary course of such Person’s business on fair and reasonable terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms’ length transaction with a Person other than an Affiliate.
7.09Burdensome Agreements.
Enter into, or permit to exist, any Contractual Obligation (except for this Agreement and the other
Loan Documents) that (a) encumbers or restricts the ability of the Borrower or any of its Subsidiaries to
(i) act as a Loan Party; (ii) make Restricted Payments to any Loan Party, (iii) pay any Indebtedness or
other obligation owed to any Loan Party, (iv) make loans or advances to any Loan Party, or (v)  create any Lien upon any of their properties or assets, whether now owned or hereafter acquired, except (A) in the case of clause (a)(v) only, for any document or instrument governing (1) Indebtedness incurred pursuant to Section 7.02(c), provided, that, any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (2) Liens permitted by Section 7.01(e), (f),
(g) or (i) to the extent such restrictions apply only to the property or assets encumbered by such Liens, (B)
any agreement in connection with a Disposition permitted by Section 7.05 and customary provisions limiting the Disposition or distribution of assets or property in asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements in the ordinary course of business
(including agreements entered into in connection with any Investment permitted under Section 7.03), which limitation is applicable only to the assets that are the subject of such agreements, (C) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary
(but not any modification or amendment expanding the scope of any such restriction or condition), provided that such agreement was not entered into in contemplation of such Person becoming a
Subsidiary and such restriction or condition does not apply to Borrower or any other Subsidiary; (D)
restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business; and (E) customary provisions in joint venture organizational governance documents, depositary agreements, agreements relating to bank products and hedge agreements, in each case in the ordinary course of business; or (b) requires the grant of any Lien on property for any obligation if a Lien on such property is given as security for the Secured Obligations.
7.10Use of Proceeds.
Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of
Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.
7.11Financial Covenants.
(a)Consolidated Total Net Leverage Ratio.  Permit the Consolidated Total Net Leverage
Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than:

14792722v7

Fiscal Quarter	Consolidated Total Net Leverage Ratio
June 30, 2026 through and including December 31, 2027	3.50:1.00
March 31, 2028 and thereafter	3.00:1.00
provided that, with respect to any Qualified Acquisition, for each of the four (4) Fiscal Quarters immediately following a Qualified Acquisition, commencing with the Fiscal Quarter in which such
Qualified Acquisition was consummated (such period of increase, the “Leverage Increase Period”), the required ratio set forth above shall be increased by 0.50x; provided, further, that (i) there shall be no more than two (2) Leverage Increase Periods during the term of this Agreement, (ii) there shall be no more than one (1) Leverage Increase Period in effect at any time with respect to this Section 7.11(a), (iii) the maximum Consolidated Total Net Leverage Ratio shall revert to the then-permitted ratio (without giving effect to such increase) for at least one (1) Fiscal Quarter before a new Leverage Increase Period may be invoked, and (iv) the Leverage Increase Period shall only apply (A) with respect to the calculation of the
Consolidated Total Net Leverage Ratio for purposes of determining compliance with this Section 7.11(a)
as of the end of any Fiscal Quarter of the Borrower during such Leverage Increase Period and (B) for purposes of determining compliance with this Section 7.11(a) on a Pro Forma Basis to determine if an
Acquisition is a Permitted Acquisition.
(b)Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as
of the end of any four fiscal quarter period of the Borrower (commencing with the fiscal quarter ending
June 30, 2026) to be less than 3.00:1.00.
7.12Amendments of Organization Documents; Fiscal Year; Legal Name, State of
Formation; Form of Entity.
(a)Amend any of its Organization Documents in a manner materially adverse to the interests of the Lenders;
(b)change its fiscal year; or
(c)without providing ten (10) days prior written notice to the Administrative Agent (or such shorter period of time as agreed to by the Administrative Agent), change its name, state of formation, form of organization or principal place of business.
7.13Sale and Leaseback Transactions.
Enter into any Sale and Leaseback Transaction.
7.14Sanctions.
Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, (i) to fund any activities of or business with any Person, that, at the time of such funding, is the subject of Sanctions in violation of Sanctions, or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger,
Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions.
7.15Anti-Corruption Laws.
Directly or to the knowledge of the Borrower or any Subsidiary, indirectly, use any Credit
Extension or the proceeds of any Credit Extension for any purpose which would violate the United States

14792722v7
Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or applicable anti-corruption legislation in other jurisdictions, in each case in any material respect.
Article VIII
EVENTS OF DEFAULT AND REMEDIES
8.01Events of Default.
Any of the following shall constitute an event of default (each, an “Event of Default”):
(a)Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three (3) days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) days after the same becomes due, any other amount payable hereunder or under any other Loan
Document; or
(b)Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03(a), 6.05(a) as to legal existence of the Borrower,
6.08, 6.10, 6.11, or Article VII; or
(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in clauses (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues unremedied for thirty (30) days after the earlier of (i)
any Responsible Officer obtaining actual knowledge thereof and (ii) the date written notice thereof is provided from the Administrative Agent to the Borrower; or
(d)Representations and Warranties. Any representation, warranty, certification or written statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and
Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or Cash Collateral in respect thereof to be demanded; provided that this clause (e)(i)(B) shall not apply to secured Indebtedness that becomes due or is mandatorily redeemable as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder; or (ii) there occurs under any Swap
Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting
Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap
Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

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(f)Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property;
or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or
(ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within sixty
(60) days after its issue or levy; or
(h)Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-
party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), which judgment remains unpaid for a period of thirty (30) days after entry thereof, or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer
Plan which has resulted or could reasonably be expected to result in liability of any Loan Party to the
Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold
Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section
4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount;
or
(j)Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason (other than as expressly permitted hereunder or thereunder or as a result of satisfaction in full of all Obligations (other than contingent obligations for which no claim has been made) arising under the Loan Documents), ceases to be in full force and effect;
or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan
Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Commitments), or purports to revoke, terminate or rescind any provision of any Loan Document or it is or becomes unlawful for a Loan Party to perform any of its material obligations under the Loan
Documents; or any Collateral Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on any material portion of the Collateral purported to be covered thereby, or any Loan Party shall assert the invalidity of such Liens;
(k)Change of Control. There occurs any Change of Control.
(l)Material Default; Termination Under any Government Contract.  A default by any Loan
Party or any Subsidiary occurs under the terms of any contract with the United States government or any agency thereof and such default has had a Material Adverse Effect; or
(m)Debarment.  Any Loan Party or any Subsidiary or any officer or director of any Loan
Party or any Subsidiary is debarred, suspended, declared ineligible or otherwise excluded or disqualified

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from contracting with the federal government, which has had or could reasonably be expected to have a
Material Adverse Effect.
If a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by the Administrative Agent (with the approval of requisite Lender) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan
Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite
Lenders or by the Administrative Agent with the approval of the requisite Lenders, as required hereunder in Section 11.01.
8.02Remedies upon Event of Default.
If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
(a)declare the Commitment of each Lender to make Loans and any obligation of the L/C
Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and
(d)exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or Applicable Law or equity;
provided, however, that, upon the occurrence of an event described in Section 8.01(f) with respect to the
Borrower, the Commitments of each Lender and the obligation of the Lenders to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C
Obligations as aforesaid shall automatically become effective, in each case without further act of the
Administrative Agent or any Lender.
8.03Application of Funds.
After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be
Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Secured Obligations then due hereunder, any amounts received on account of the Secured Obligations shall, subject to the provisions of
Section 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative
Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

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Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C
Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid
Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the
Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge Agreements and
Secured Cash Management Agreements and to the Administrative Agent for the account of the L/C
Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections
2.03 and 2.14, in each case ratably among the Administrative Agent, the Lenders, the L/C Issuer, the
Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other
Secured Obligations, if any, in the order set forth above.  Excluded Swap Obligations with respect to any
Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.
Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management
Agreements and Secured Hedge Agreements shall be excluded from the application described above if the
Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or
Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge Bank not a party to this
Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.
Article IX
ADMINISTRATIVE AGENT
9.01Appointment and Authority.
(a)Appointment. Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or

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thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this
Article IX are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no
Loan Party shall have rights as a third party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term)
with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law.  Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)Collateral Agent.  The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank, and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the
Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan
Documents) as if set forth in full herein with respect thereto.
9.02Rights as a Lender.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the
Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any
Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.
9.03Exculpatory Provisions.
(a)The Administrative Agent or its Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative
Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or
Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

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(iii)shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the
Administrative Agent, BofA Securities, Inc. or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the
Administrative Agent herein.
(b)Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a
Lender or the L/C Issuer.
(c)Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document,
(ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04Reliance by Administrative Agent.
The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C
Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/
C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The
Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this
Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections.

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9.05Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the
Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the
Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Administrative Agent. The
Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-
agents.
9.06Resignation of Administrative Agent.
(a)Notice. The Administrative Agent may at any time give notice of its resignation to the
Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required
Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United
States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation
Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender.
Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)Defaulting Lender. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by
Applicable Law, by notice in writing to the Borrower and such Person remove such Person as
Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective
Date”), then such removal shall nonetheless become effective in accordance with such notice on the
Removal Effective Date.
(c)Effect of Resignation or Removal. With effect from the Resignation Effective Date or the
Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C
Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and
(ii) except for any indemnity payments or other amounts then owed to the retiring or removed
Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section
9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those

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payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan
Documents, the provisions of this Article IX and Section 9.06 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed
Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (1) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (2) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)L/C Issuer and Swingline Lender. Any resignation or removal by Bank of America as
Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and
Swingline Lender. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed
Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make
Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c).
Upon the appointment by the Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or
Swingline Lender, as applicable, (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and
(iii) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
9.07Non-Reliance on Administrative Agent and Other Lenders.
Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative
Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or the L/C Issuer
as to any matter, including whether the Administrative Agent or such Arranger has disclosed material information in their (or their Related Parties’) possession.  Each Lender and the L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the
Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory
Laws relating to the transactions contemplated hereby, and made its own decision to enter into this
Agreement and to extend credit to the Borrower hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any
Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties.  Each Lender and the L/C Issuer
represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility

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and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/
C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing.  Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
9.08No Other Duties, Etc.
Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan
Documents, except in its capacity, as applicable, as the Administrative Agent, an Arranger, a Lender or
the L/C Issuer hereunder.
9.09Administrative Agent May File Proofs of Claim; Credit Bidding.
(a)In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C
Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i),
2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and
(ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each
Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the
Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09,
2.10(b) and 11.04.
(b)Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any
Lender or the L/C Issuer or in any such proceeding.
(c)The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including

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accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan
Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required
Lenders contained in Section 11.01(a)), and (C) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.
9.10Collateral and Guaranty Matters.
(a)Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,
(i)to release any Lien on any property granted to or held by the Administrative
Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section
11.01;
(ii)to subordinate any Lien on any property granted to or held by the Administrative
Agent under any Loan Document to the holder of any Lien on such property that is permitted by
Section 7.01(i); and
(iii)to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.
(b)Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the
Borrower’s expense, execute and deliver to the applicable Loan Party such documents and take such other action as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

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(c)The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the
Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
9.11Secured Cash Management Agreements and Secured Hedge Agreements.
Except as otherwise expressly set forth herein or in any Collateral Document, no Cash
Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan
Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral)
(or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the
Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured
Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such
Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The
Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash
Management Agreements and Secured Hedge Agreements in the case of a Facility Termination Date.
9.12Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of
ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the
Commitments, or this Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of
Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional
Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional
Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this
Agreement, (C) the entrance into, participation in, administration of and performance of the

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Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such
Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the
Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this
Agreement (including in connection with the reservation or exercise of any rights by the Administrative
Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
9.13Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative
Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an
Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender
Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each
Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable
Amount.  The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable
Amount.
Article X
CONTINUING GUARANTY
10.01Guaranty.
Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Secured Obligations
(for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided, that,
(a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations

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hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any
comparable provisions of any applicable state law or other Applicable Law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations absent manifest error.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured
Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (other than any defense related to the payment or satisfaction in full of the Secured Obligations).
10.02Rights of Lenders.
Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the
Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and
(d) release or substitute one or more of any endorsers or other guarantors of any of the Secured
Obligations.  Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.
10.03Certain Waivers.
Each Guarantor waives: (a) any defense arising by reason of any disability or other defense of the
Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the
Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any
Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations.
10.04Obligations Independent.

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The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the
Borrower or any other person or entity is joined as a party.
10.05Subrogation.
No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured
Obligations and any amounts payable under this Guaranty have been paid and performed in full and the
Commitments are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured.
10.06Termination; Reinstatement.
This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date.
Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the
Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured
Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this
Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 10.06 shall survive termination of this Guaranty.
10.07Stay of Acceleration.
If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Secured Parties.
10.08Condition of the Borrower.
Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the
Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).
10.09Appointment of the Borrower.

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Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this
Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that: (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf; (b) any notice or Communication delivered by the Administrative Agent, L/C Issuer or a
Lender to the Borrower shall be deemed delivered to each Loan Party; and (c) the Administrative Agent,
L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties.
10.10Right of Contribution.
The Guarantors agree among themselves that, in connection with payments made hereunder, each
Guarantor shall have contribution rights against the other Guarantors as permitted under Applicable Law.
10.11Keepwell.
Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the
Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until the
Secured Obligations have been paid and performed in full. Each Loan Party intends this Section 10.11 to constitute, and this Section 10.11 shall be deemed to constitute, a guarantee of the obligations of, and a
“keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
Article XI
MISCELLANEOUS
11.01Amendments, Etc.
(a)Except as provided in Section 11.01(b), no amendment or waiver of any provision of this
Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(i)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in
Commitments of any Lender);

14792722v7
(ii)postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments or default interest in accordance with Section
2.08(b)) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;
(iii)reduce the principal of, or the rate of interest specified herein on, any Loan or L/
C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default
Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the
Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein)
even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C
Borrowing or to reduce any fee payable hereunder;
(iv)change (A) Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby or (B) Section 2.12(g) in a manner that would alter the pro rata application required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby;
(v)except to the extent permitted under Section 9.10(a)(ii), subordinate (x) the Liens securing any of the Obligations to the Liens securing any other Indebtedness or (y) any Loans in contractual right of payment to any other Indebtedness without the written consent of each Lender directly affected thereby;
(vi)change any provision of this Section 11.01 or the definition of “Required
Lenders”, without the written consent of each Lender directly and adversely affected thereby;
(vii)release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender whose Obligations are secured by such Collateral;
(viii)release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the
Administrative Agent acting alone); or
(ix)release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each
Lender; and
provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C
Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the
Swingline Lender in addition to the Lenders required above, affect the rights or duties of the
Swingline Lender under this Agreement; and (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan
Document.
(b)Notwithstanding anything to the contrary herein,
(i)no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its

14792722v7
terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected
Lender, may be effected with the consent of the applicable Lenders other than Defaulting
Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected
Lender, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender;
(ii)each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein;
(iii)the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders;
(iv)this Agreement may be amended and restated without the consent of any Lender
(but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement;
(v)the Administrative Agent and the Borrower may make amendments contemplated by Section 3.03(b);
(vi)the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto;
(vii)Incremental Facility Amendments may be effected in accordance with Section
2.16; and
(viii)if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this
Agreement or any other Loan Document (including the schedules and exhibits thereto), then the
Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this
Agreement.
11.02Notices; Effectiveness; Electronic Communications.
(a)Notices Generally. Except in the case of notices and other Communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other
Communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other Communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number as follows:
(i)if to any Loan Party, the Administrative Agent, the L/C Issuer or the Swingline
Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01; and
(ii)if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for

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the delivery of notices that may contain material non-public information relating to the
Borrower).
Notices and other Communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other
Communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other Communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).
(b)Electronic Communications.
(i)Notices and other Communications to the Administrative Agent, the Lenders, the
Swingline Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging, and Internet or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the
Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or the L/C Issuer pursuant to Article II if such Lender, the
Swingline Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication.  The
Administrative Agent, the Swingline Lender, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other Communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or Communications.
(ii)Unless the Administrative Agent otherwise prescribes, (A) notices and other
Communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested”
function, as available, return e-mail or other written acknowledgement) and (B) notices and other
Communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgment from the intended recipient
(such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (A) and (B), if such notice or other Communication is not sent during the normal business hours of the recipient, such notice, email or Communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”
THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR
COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE
PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM
THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR
STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A
PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM
FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN
CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the
Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan
Party’s or the Administrative Agent’s transmission of the Borrower Materials or notices through the
Platform, any other electronic platform or electronic messaging service, or through the Internet.
(d)Change of Address, Etc.  Each Loan Party, the Administrative Agent, the L/C Issuer and
the Swingline Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may

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change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the
Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and
(ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side
Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and
Applicable Law, including United States federal and state securities Laws, to make reference to Borrower
Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.
(e)Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent,
the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan
Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if
(i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Loan Parties shall indemnify the Administrative
Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party; provided that such reliance was in good faith and was not the result of bad faith, gross negligence or willful misconduct on the part of such Person or its Related Parties.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
11.03No Waiver; Cumulative Remedies; Enforcement.
(a)No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
(b)Notwithstanding anything to the contrary contained herein or in any other Loan
Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the
Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C
Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as
Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the
Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as
L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents,
(c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of
Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and
provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses
(b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required
Lenders.

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11.04Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses.  The Loan Parties shall pay (i) all reasonable and documented out-
of-pocket expenses incurred by the Administrative Agent and its Affiliates (including but not limited to the reasonable fees, charges and disbursements of one outside counsel for the Administrative Agent and its Affiliates, due diligence expenses and searches of ownership of Intellectual Property, on a periodic basis at the Administrative Agent’s discretion, not to exceed more than once per year (absent an Event of
Default)), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder and
(iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any
Lender or the L/C Issuer (including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/
C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this
Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of
Credit.
(b)Indemnification by the Loan Parties.  The Loan Parties shall indemnify the
Administrative Agent, each Lender and the L/C Issuer, and each Related Party (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented out-of-pocket expenses (including the reasonable and documented fees, charges and disbursements of (i) one outside counsel for all Indemnitees
(taken as a whole), (ii) up to one local counsel for all Indemnitees (taken as a whole) in each applicable material local jurisdiction in which such local counsel is reasonably determined to be necessary by the
Administrative Agent and (iii) solely in the case of an actual or reasonably perceived conflict of interest, one additional counsel to all affected Indemnitees, taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan
Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section
3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit),
(iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned, leased or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence, willful misconduct or bad faith of such Indemnitee, (y) such Indemnitee’s breach in bad faith of its obligations under the Loan Documents in connection with a claim brought by the Borrower or its affiliates or (z) any investigation, litigation or proceeding that does not involve an act or omission by the Borrower or any of its affiliates and is solely among any of the Indemnitees (other than claims against an Indemnitee acting in its capacity as an agent or arranger or similar role under the Loan Documents) .
Without limiting the provisions of Section 3.01, this Section 11.04(b) shall not apply with respect to
Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

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(c)Reimbursement by Lenders.  To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under clauses (a) or (b) of this Section 11.04 to be paid by it to the
Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swingline Lender or any Related
Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such
Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.12(d).
(d)Waiver of Consequential Damages, Etc.  To the fullest extent permitted by Applicable
Law, no Loan Party or the Administrative Agent shall assert, and each Loan Party and the Administrative
Agent hereby waives, and acknowledges that no other Person shall have, any claim against any Loan
Party or Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit any Loan Parties’ indemnification obligations to the extent set forth in this Section 11.04 to the extent such special, indirect, consequential or punitive damages are included in any third party claim in connection with which such Indemnitee is entitled to indemnification hereunder No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)Payments.  All amounts due under this Section 11.04 shall be payable not later than ten
(10) Business Days after demand therefor.
(f)Survival.  The agreements in this Section 11.04 and the indemnity provisions of Section
11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swingline
Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.
11.05Payments Set Aside.
To the extent that any payment by or on behalf of the Borrower is made to the Administrative
Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief
Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in

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effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
11.06Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Agreement and the other Loan
Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section
11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this
Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in
Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the
Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this clause (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this
Section 11.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)in any case not described in clause (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and
Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (b)(ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate facilities on a non-pro rata basis.
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.06 and, in addition:

14792722v7
(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an
Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any
Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such
Lender or an Approved Fund with respect to such Lender; and
(C)the consent of the L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Commitments.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an
Administrative Questionnaire.
(v)No Assignment to Certain Persons. No such assignment shall be made (A) to the
Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any
of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons).
(vi)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of
Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C
Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and
Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause
(b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(vii)Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and
Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a
Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this
Agreement (and, in the case of an Assignment and Assumption covering all of the assigning
Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment);

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provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the
Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such
Lender of a participation in such rights and obligations in accordance with Section 11.06(d).
(c)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the
Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the
Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans and L/C
Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative
Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s interest only), at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations.
(i)Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, the L/C Issuer or any other Lender, sell participations to any Person
(other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons, a Defaulting Lender or the
Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C
Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the
Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section
11.04(c) without regard to the existence of any participations.
(ii)Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement;
provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each
Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.06; provided that such Participant
(A) shall be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under clause (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under
Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the
Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a
Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a

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Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-
fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register
(including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103–
1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent
(in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant
Register.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve
Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Revolving Loans pursuant to clause (b) above, Bank of America may, (i) upon thirty (30) days’
notice to the Administrative Agent, the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as L/C Issuer or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swingline
Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed
Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make
Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c).
Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C
Issuer or Swingline Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of
America with respect to such Letters of Credit.
11.07Treatment of Certain Information; Confidentiality.
(a)Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the
L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that
Information may be disclosed (i) to its Affiliates, its auditors and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related
Parties (including any self-regulatory authority, such as the National Association of Insurance
Commissioners) (in which case, the Administrative Agent, such Lender or the L/C Issuer, as applicable, agrees to inform the Borrower promptly in advance thereof prior to such disclosure (other than pursuant to any routine audit or examination conducted by accountants or any governmental regulatory authority exercising examination or regulatory authority) to the extent not prohibited by law, rule or regulation),

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(iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process
(in which case, the Administrative Agent, such Lender or the L/C Issuer, as applicable, agrees to inform the Borrower promptly in advance thereof prior to such disclosure to the extent not prohibited by law, rule or regulation), (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16 or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating any Loan Party or its Subsidiaries or the credit facilities provided hereunder or (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent, the L/C Issuer and/or the Swingline Lender
to deliver Borrower Materials or notices to the Lenders, (viii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (ix) with the consent of the
Borrower or to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 11.07 or (2) becomes available to the Administrative Agent, any Lender, the L/C
Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the
Borrower and not known to the Administrative Agent, such Lender or the L/C Issuer, as applicable, to have confidentiality obligations to the Borrower or (x) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this
Section 11.07.  For purposes of this Section 11.07, “Information” means all information received from the
Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided, that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments.  For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person.
Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be,
(ii) it has developed compliance procedures regarding the use of material non-public information and
(iii) it will handle such material non-public information in accordance with Applicable Law, including
United States federal and state securities Laws.
(b)Press Releases.  The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any
Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure.
(c)Customary Advertising Material.  The Loan Parties consent to the publication by the
Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.

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11.08Right of Setoff.
If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Required Lenders, to the fullest extent permitted by Applicable Law to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such
Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or any other Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the L/C Issuer or such Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the
Borrower or any other Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting
Lender shall exercise any such right of setoff, (a) all amounts to set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the
Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section
11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the
L/C Issuer and their respective Affiliates may have under Applicable Law.  Each Lender and the L/C
Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
11.09Interest Rate Limitation.
Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or any Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
11.10Integration; Effectiveness.
This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the

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signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
11.11Survival of Representations and Warranties.
All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the
Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
11.12Severability.
If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this
Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to
Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the
Administrative Agent, the L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
11.13Replacement of Lenders.
(a)If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such
Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(i)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);
(ii)such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)in the case of any such assignment resulting from a claim for compensation under
Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

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(iv)such assignment does not conflict with Applicable Laws; and
(v)in the case of an assignment resulting from a Lender becoming a Non-Consenting
Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
(b)A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
(c)Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the
Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto.
(d)Notwithstanding anything in this Section 11.13 to the contrary, (A)  the Lender that acts as the L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the L/C
Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to the L/C Issuer) have been made with respect to such outstanding
Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06.
11.14Governing Law; Jurisdiction; Etc.
(a)GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
(EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN)
AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN
CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO
THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN
DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS
CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)SUBMISSION TO JURISDICTION.  THE BORROWER AND EACH OTHER LOAN
PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE
ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN
LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE
ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER OR ANY RELATED PARTY IN
ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE
TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE
COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE
UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING
IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH
OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE
JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY
SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH
NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE
AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN
ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY
OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE

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AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY
ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES
IN THE COURTS OF ANY JURISDICTION.
(c)WAIVER OF VENUE.  THE BORROWER AND EACH OTHER LOAN PARTY
IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE
LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO
THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN
CLAUSE (B) OF THIS SECTION 11.14.  THE BORROWER AND EACH OTHER LOAN PARTY
IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE
MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO
SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02.
NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO
SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
11.15Waiver of Jury Trial.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN
ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO
THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY
OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE,
AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR
OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION,
SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE
OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND
THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS
AND CERTIFICATIONS IN THIS SECTION 11.15.
11.16Subordination.
Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating
Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the payment in full in cash of all Obligations.  If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan
Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the
Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the
Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating
Loan Party under this Agreement.  Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt;
provided, that, in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 11.16, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the
Administrative Agent.

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11.17No Advisory or Fiduciary Responsibility.
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:
(a) (i) the services regarding this Agreement provided by the Administrative Agent, the Arrangers and the
Lenders and their respective Affiliates are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the
Arrangers and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, each Arranger and each Lender and each of their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, nor any Arranger, nor any Lender nor any of their respective
Affiliates has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers and the Lenders and
their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the
Administrative Agent, nor any Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrower and each other Loan
Party hereby waives and releases any claims that it may have against the Administrative Agent, the
Arrangers, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.
11.18Electronic Execution; Electronic Records; Counterparts.
This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using
Electronic Signatures.  Each of the Loan Parties and each of the Administrative Agent and each Lender
Recipient Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any
Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.  Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Recipient Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record
(“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect,

14792722v7
validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an
Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the
Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic
Signature, the Administrative Agent and each of the Lender Recipient Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender
Recipient Party without further verification and regardless of the appearance or form of such Electronic
Signature, and (b) upon the request of the Administrative Agent or any Lender Recipient Party, any
Electronic Signature shall be promptly followed by a manually executed counterpart.
Neither the Administrative Agent, L/C Issuer nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swingline Lender’s
reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means).
The Administrative Agent, L/C Issuer and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any
Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
Each of the Loan Parties and each Lender Recipient Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan
Document based solely on the lack of paper original copies of this Agreement, such other Loan
Document, and (ii) waives any claim against the Administrative Agent and each Lender Recipient Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Recipient Party’s
reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the
Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
11.19USA PATRIOT Act Notice.
Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107–56 (signed into law October 26, 2001))
(the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other
Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the Patriot Act. The Borrower and each other Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-
money laundering rules and regulations, including the Patriot Act and Beneficial Ownership Regulation.
11.20Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other

14792722v7
agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan
Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion
Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution
Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this
Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the
Write-Down and Conversion Powers of the applicable Resolution Authority.
11.21Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any
Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance
Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported
QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan
Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New
York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S.
Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit
Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered
Party will be effective to the same extent as the transfer would be effective under the U.S. Special
Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered
Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit
Support.
[SIGNATURE PAGES FOLLOW]

14792722v7
CREDIT AGREEMENT
HAWKEYE 360, INC.
14792722v7
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:HAWKEYE 360, INC., a Delaware corporation
By:/s/ Craig Searle
Name:Craig Searle
Title:Chief Financial Officer
GUARANTORS:AURORA INSIGHT INC., a Delaware corporation
By:/s/ Todd Probert
Name:Todd Probert
Title:President
HAWKEYE 360 FEDERAL, INC., a Delaware corporation
By:/s/ Craig Searle
Name:Craig Searle
Title:Treasurer
INNOVATIVE SIGNAL ANALYSIS, INC., a Texas corporation
By:/s/ Todd Probert
Name:Todd Probert
Title:President
CREDIT AGREEMENT
HAWKEYE 360, INC.
14792722v7
ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,
By:/s/ Denise Jones
Name:Denise Jones
Title:Vice President
CREDIT AGREEMENT
HAWKEYE 360, INC.
14792722v7
LENDERS:BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender
By:/s/ Holver Rivera
Name:Holver Rivera
Title:Senior Vice President
GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender
By:/s/ Jonathan Dworkin
Name:Jonathan Dworkin
Title:Authorized Signatory
MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender
By:/s/ Michael King
Name:Michael King
Title:Vice President
ROYAL BANK OF CANADA,
as a Lender
By:/s/ Nikhil Madhok
Name:Nikhil Madhok
Title:Authorized Signatory